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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Alliant Techsystems Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Daniel J. Murphy	Alliant Techsystems Inc.
Chairman and Chief Executive Officer	7480 Flying Cloud Drive Minneapolis, MN 55344-3720

June 19, 2009

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of ATK (Alliant Techsystems Inc.), which will be held at 9:00 a.m. on Tuesday, August 4, 2009, at our headquarters, 7480 Flying Cloud Drive, Eden Prairie (suburban Minneapolis), Minnesota.

        The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

        We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. We believe that the new rules will allow us to provide you with the information you need, while reducing printing and delivery costs.

        Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.

        If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.

        I look forward to seeing you at the Annual Meeting.

Sincerely,

Daniel J. Murphy

ADMISSION POLICY

        Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 4, 2009. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling 952-351-3071, by e-mailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

i

ALLIANT TECHSYSTEMS INC.
7480 Flying Cloud Drive
Minneapolis, MN 55344-3720

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, August 4, 2009, at 9:00 a.m. central time
Place:	Alliant Techsystems Inc. headquarters 7480 Flying Cloud Drive Eden Prairie (suburban Minneapolis), Minnesota
Items of Business:	• Elect eight directors.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2010.
• Approve the 2005 Stock Incentive Plan, as Amended and Restated.
• Transact any other business that may properly be considered at the meeting or any adjournment of the meeting.
Record Date:	June 8, 2009
Voting by Proxy:	It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.
Admission to the Meeting:	You will be admitted to the meeting only if you have a ticket and provide the proper documentation. See the Admission Policy on the previous page for instructions on obtaining a ticket.

By Order of the Board of Directors,

Keith D. Ross Secretary

June 19, 2009

ii

ALLIANT TECHSYSTEMS INC.
7480 Flying Cloud Drive
Minneapolis, MN 55344-3720

 PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

August 4, 2009

 GENERAL INFORMATION

        The Board of Directors of Alliant Techsystems Inc. is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 4, 2009 and at any adjournment of the meeting. This proxy statement and the form of proxy, along with the Annual Report for the fiscal year ended March 31, 2009, are first being sent or given to stockholders on or about June 19, 2009.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

  •
  Election of eight directors currently serving on our Board of Directors.

  •
  Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2010.

  •
  Approval of an amendment and restatement of the Alliant Techsystems Inc. 2005 Stock Incentive Plan.

Who is entitled to vote at the Annual Meeting?

        Stockholders can vote their shares of ATK common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 8, 2009, which was the record date.

What constitutes a quorum at the Annual Meeting?

        On the record date, there were 32,901,734 shares of ATK common stock outstanding. This does not include 8,653,715 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have properly voted over the Internet or by telephone or submitted a properly completed proxy card.

How can I vote my shares without attending the Annual Meeting?

  •
  If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone as instructed on the proxy card.

  •
  If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

  •
  If you hold shares in the 401(k) Plan, please refer to the voting instructions that are provided to you. The Plan trustee will vote your shares as you instruct.

How can I vote my shares in person at the Annual Meeting?

  •
  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

  •
  If you are a stockholder of record, you may vote in person at the Annual Meeting.

  •
  If you hold shares beneficially in street name, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.

  •
  Shares held in the 401(k) Plan cannot be voted in person at the Annual Meeting.

Can I change my vote?

        You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

  •
  voting over the Internet or by telephone at a later time, until 11:59 p.m. eastern time on August 3, 2009;

  •
  signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

  •
  signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or

  •
  attending the Annual Meeting and voting in person.

        If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change your vote.

How are votes counted?

        Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting. If you do not indicate how you wish to vote on a proposal, your shares will be voted as follows on that proposal:

  •
  FOR all of the Board's nominees for election as directors (Proposal 1).

  •
  FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year (Proposal 2).

  •
  FOR approval of the 2005 Stock Incentive Plan, as Amended and Restated (Proposal 3).

        Shares held in the 401(k) Plan will be voted by the Plan trustee as directed by participants. Shares for which the Plan trustee has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will be voted by the Plan trustee in the same manner and proportion as it votes shares for which it received voting instructions.

How will abstentions and broker non-votes affect the quorum and voting?

  •
  If you withhold your vote on the election of directors or abstain from voting on any other proposal, you will still be considered present at the Annual Meeting for purposes of determining a quorum.

  •
  If you withhold your vote from a director nominee, this will reduce the number of votes cast for that nominee.

  •
  If you abstain from voting on one of the other proposals, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal.

  •
  If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a "broker non-vote." Broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum. However, broker non-votes will not be considered in determining the vote required to approve the specific proposal on which the shares could not be voted, and will not be deemed to have voted against the proposal.

What vote is required to approve the proposals?

        If a quorum is present at the Annual Meeting:

  •
  The eight nominees for election as directors who receive the largest number of votes properly cast FOR the directors will be elected directors.

  •
  Each other proposal properly presented at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

Who will tabulate the votes at the Annual Meeting?

        The Carideo Group, Inc., an investor-relations counseling firm based in Minneapolis, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

How will the solicitation of proxies be handled?

  •
  Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

  •
  We have retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $7,500 plus expenses.

  •
  We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

  •
  We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

        In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

What other business may be brought up at the Annual Meeting?

  •
  Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

  •
  Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

What if I want to attend the Annual Meeting?

        Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 4, 2009. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling 952-351-3071, by e-mailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of June 8, 2009 by (1) each person known by the Company to beneficially own more than 5% of the Company's common stock, (2) each of our directors, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Shares Outstanding(4)
T. Rowe Price Associates, Inc. (5)	2,465,695		7.5%
FMR LLC (6)	2,463,377		7.5%
Neuberger Berman Group LLC (7)	1,928,717		5.9%
Wellington Management Company, LLP (8)	1,817,480		5.5%
Harris Associates L.P. (9)	1,695,840		5.2%
Frances D. Cook	8,165		*
John J. Cronin	20,760		*
Mark W. DeYoung	25,503		*
Ronald D. Dittemore	26,318		*
Martin C. Faga	2,558		*
Ronald R. Fogleman	0		*
Blake E. Larson	42,791		*
Cynthia L. Lesher	3,405		*
Douglas L. Maine	5,749		*
Carl A. Marchetto	4,824		*
Roman Martinez IV	4,200	(10)	*
Daniel J. Murphy	194,506		*
Mark H. Ronald	2,525		*
John L. Shroyer	19,905		*
Michael T. Smith	17,403		*
William G. Van Dyke	1,783		*
All directors and executive officers as a group (20 persons)	551,962		1.7%

*
Less than 1%.

(1)
Includes shares covered by stock options exercisable on June 8, 2009, or within 60 days thereafter, for the following beneficial owners: John J. Cronin, 12,000 shares; Mark W. DeYoung, 15,000 shares; Ronald D. Dittemore, 23,000 shares; Blake E. Larson, 19,000 shares; Daniel J. Murphy, 165,500 shares; John L. Shroyer, 16,500 shares; and all directors and executive officers as a group (20 persons), 369,688 shares.

(2)
Includes shares of restricted common stock with voting rights held by directors and certain executive officers. Except for Ms. Lesher, excludes deferred stock units without voting rights under our Non-Employee Director Restricted Stock Award and Stock Deferral Program, or its

  predecessor plan (the Non-Employee Director Restricted Stock Plan). Ms. Lesher will receive a payment of 2,527 shares of ATK common stock on August 4, 2009 when her present term on the Board expires. The number of shares of restricted stock and the number of deferred stock units held by each director are shown under the heading "Director Compensation" later in this proxy statement. As of June 8, 2009, Mr. Larson held 3,000 shares of restricted stock and all directors and executive officers as a group (20 persons) held 6,334 shares of restricted stock. Excludes deferred stock units without voting rights under our Nonqualified Deferred Compensation Plan because none of the executive officers has a payment scheduled within 60 days. Includes shares allocated, as of March 31, 2009, to the accounts of executive officers under our 401(k) plan.

(3)
Excludes phantom stock units to be settled in cash that are credited to the accounts of directors who participate in our Deferred Fee Plan for Non-Employee Directors (described under the heading "Director Compensation" later in this proxy statement) or were credited prior to January 1, 2005 to the accounts of officers who participate in our Nonqualified Deferred Compensation Plan (described under the heading "Executive Compensation" later in this proxy statement).

(4)
Assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2009, reporting beneficial ownership as of December 31, 2008. The amended Schedule 13G reported that T. Rowe Price Associates, Inc. ("Price Associates") has sole voting power over 564,170 shares and sole dispositive power over 2,465,695 shares. Price Associates has indicated that these securities are owned by various individual and institutional investors (including T. Rowe Price Mid-Cap Growth Fund, Inc., which has sole voting power over 1,750,000 shares, representing 5.3% of the shares outstanding), for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities. However, Price Associates expressly disclaims that it is, in fact, the beneficial owner of these shares. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(6)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2009, reporting beneficial ownership as of December 31, 2008. The amended Schedule 13G reported that FMR LLC has sole voting power over 48,687 shares and sole dispositive power over 2,463,377 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment adviser, is the beneficial owner of 2,414,690 shares as a result of acting as investment adviser to various registered investment companies. This number includes 13,542 shares, assuming the conversion of $1,080,000 principal amount of ATK's 3.00% convertible notes due 2024, and 5,181 shares, assuming the conversion of $500,000 principal amount of ATK's 2.75% convertible notes due 2024. Edward C. Johnson 3d, Chairman of FMR LLC, and his family members, through their ownership of Series B voting common shares of FMR LLC and a stockholders' voting agreement, may be deemed to form a controlling group with respect to FMR LLC. Each of Mr. Johnson and FMR LLC, through its control of Fidelity and Fidelity funds, has sole power to dispose of the 2,414,690 shares owned by the funds but does not have sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Shares owned by the Fidelity funds are voted by the funds' Boards of Trustees under written guidelines established by the Boards. Strategic Advisers, Inc., a wholly-owned investment-adviser subsidiary of FMR LLC, is the beneficial owner of 934 of the shares as a result of providing investment advisory services to individuals. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned investment-adviser subsidiary of FMR LLC, beneficially owns 40,030 shares. This number includes 20,239 shares, assuming the conversion of $1,614,000 principal amount of ATK's 3.00% convertible notes due 2024, and 19,791 shares, assuming the conversion of $1,910,000 principal amount of ATK's 2.75% convertible notes due 2024. Each of Mr. Johnson and FMR LLC, through its control of PGALLC, has sole dispositive and voting powers over the 40,030 shares owned by the institutional accounts or funds advised by PGALLC. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned bank subsidiary of FMR LLC, beneficially owns 6,144 shares. This number includes 1,630 shares, assuming the conversion of $130,000 principal amount of ATK's 3.00% convertible notes due 2024, and 1,554 shares, assuming the conversion of $150,000 principal amount of ATK's 2.75% convertible notes due 2024. Each of Mr. Johnson and FMR LLC, through its control of PGATC, has sole dispositive and voting powers over the 6,144 shares owned by the institutional accounts managed by PGATC. FIL Limited, which provides investment advisory and management services to non-U.S. investment companies and certain institutional investors, beneficially owns 1,579 shares. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(7)
Based on a Schedule 13G filed with the Securities and Exchange Commission by Neuberger Berman Group LLC ("NBG"), Neuberger Berman LLC, Neuberger Berman Management LLC, and Neuberger Berman Equity Funds on June 11, 2009, reporting their beneficial ownership as of May 31, 2009. The Schedule 13G reported that NBG made the filing on behalf of itself and its direct and indirect affiliates, including Neuberger Berman Holdings LLC, formerly known as Neuberger Berman Inc. Neuberger Berman Inc. and its subsidiaries, Neuberger Berman LLC and Neuberger Berman Management LLC, became subsidiaries of NBG following the sale of certain assets formerly owned by Lehman Brothers Holdings Inc. Neuberger Berman LLC and Neuberger Berman Management LLC serve as sub-adviser and investment manager, respectively, of NBG's various mutual funds. The holdings of Neuberger Berman Fixed Income LLC and NB Alternative Fund Management LLC, affiliates of Neuberger Berman LLC, are aggregated in the reported holdings. The Schedule 13G reported that NBG has sole voting power over 38,417 shares, shared voting power over 1,746,962 shares and shared dispositive power over 1,928,717 shares; Neuberger Berman LLC has sole voting power over 38,417 shares, shared voting power over 1,746,962 shares and shared dispositive power over 1,928,717 shares; Neuberger Berman Management LLC has shared voting and dispositive powers over 1,746,962 shares; and Neuberger Berman Equity Funds has shared voting and dispositive powers over 1,746,962 shares. The address of NBG is 605 Third Avenue, New York, New York 10158.

(8)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009, reporting beneficial ownership as of December 31, 2008. The Schedule 13G reported that Wellington Management Company, LLP ("Wellington") has shared voting power over 1,557,880 shares and shared dispositive power over 1,806,280 shares. Wellington, in its capacity as investment adviser, may be deemed to own these 1,817,480 shares, which are held of record by clients of Wellington. The address of Wellington is 75 State Street, Boston, Massachusetts 02109.

(9)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2009, reporting beneficial ownership as of December 31, 2008. The amended Schedule 13G reported that Harris Associates L.P. and Harris Associates Inc., as General Partner, ("Harris") have sole voting and dispositive powers over 1,695,840 shares. Harris, by reason of advisory and other relationships with the person who owns the shares, may be deemed to be the beneficial owner of these 1,695,840 shares. The address of Harris Associates L.P. and Harris Associates Inc. is Two North LaSalle Street, Chicago, Illinois 60602-3790.

(10)
Includes 1,000 shares owned by Mr. Martinez's wife, 100 shares owned by his son and 100 shares over which Mr. Martinez shares voting power and which are held for his daughter's benefit in a trust for which he is co-trustee. Mr. Martinez disclaims beneficial ownership of these 1,200 shares.

 SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file initial reports of ownership and reports of changes in ownership of ATK securities with the Securities and Exchange Commission. Directors and executive officers are required to furnish us with copies of these reports. Based solely on a review of these reports and written representations from our directors and executive officers, we believe that our directors and executive officers timely filed all required reports for fiscal year 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

        Eight directors are to be elected at the Annual Meeting, to hold office until the 2010 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. Our Board of Directors has nominated for election as directors the eight nominees listed below, all of whom are currently directors. Each of these nominees was recommended by the Board's Nominating and Governance Committee and has agreed to serve, if elected. Cynthia L. Lesher, a current director whose present term expires at the 2009 Annual Meeting, is not standing for re-election. Additionally, in accordance with our Corporate Governance Guidelines, Michael T. Smith, a current director whose present term expires at the 2009 Annual Meeting, is scheduled to retire from the Board based on years of service on the Board and, therefore, is not a nominee for re-election. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.

        Our Board of Directors recommends a vote FOR the election as directors of all nominees listed below.

Frances D. Cook

Ambassador Cook has been Chair of the Ballard Group LLC, an international business consulting firm, since 1999. Prior to that she served with the U.S. State Department for 30 years in various postings in the United States and abroad, including serving as Ambassador or chief of a diplomatic post four times and Deputy Assistant Secretary of State twice. She is also a director of Lonrho Plc.	Director since 2000 age 63

Martin C. Faga

Mr. Faga served as the President and Chief Executive Officer of the MITRE Corporation, a not-for-profit systems engineering firm, from 2000 to 2006, and has been a member of the Board of Trustees of MITRE since 2000. Before joining MITRE in 1993, Mr. Faga served in the U.S. Department of Defense as Assistant Secretary of the Air Force for Space and simultaneously as Director of the National Reconnaissance Office. He is also a director of GeoEye, Inc.	Director since 2006 age 68

Ronald R. Fogleman, USAF (Ret.)

General Fogleman has been Chairman and Chief Executive Officer of Durango Aerospace Incorporated, an international aviation consulting firm, since 1997. He retired from the U.S. Air Force in 1997, following a 34-year career. He is also a director of AAR Corp. and Alpha Security Group Corporation.	Director since 2004 age 67

Douglas L. Maine

Mr. Maine joined International Business Machines in 1998 as Chief Financial Officer following a 20-year career with MCI, where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired in 2005. He is also a director of Rockwood Holdings, Inc.	Director since 2006 age 60

Roman Martinez IV

Mr. Martinez has been a private investor since 2003. He retired as Managing Director of Lehman Brothers, an investment banking firm, in 2003, following a 31-year career with the firm. He is also a director of CIGNA Corporation and Bacardi Limited.	Director since 2004 age 61

Daniel J. Murphy

Mr. Murphy has been Chief Executive Officer of ATK since 2003 and Chairman since 2005. He was Group Vice President, ATK Precision Systems Group, from 2002 to 2003, and President, ATK Tactical Systems, from 2001 to 2002. He retired from the U.S. Navy with the rank of Vice Admiral in 2000, following a 30-year career. He is also a director of Precision Castparts Corp.	Director since 2003 age 61

Mark H. Ronald

Mr. Ronald served as the chairman of the board of BAE Systems Inc., the wholly-owned U.S. subsidiary of BAE Systems plc, a British aerospace and defense company, during 2007. He served as Chief Operating Officer and a member of the board of directors of BAE Systems plc and President and Chief Executive Officer of BAE Systems Inc. from 2003 to 2006. He is also a director of DynCorp International Inc. and Cobham plc.	Director since 2007 age 67

William G. Van Dyke

Mr. Van Dyke served as Chairman of Donaldson Company, Inc., a provider of filtration systems and replacement parts, from 1996 until his retirement in 2005. From 1996 to 2004, he also served as Donaldson's President and Chief Executive Officer. He is also a director of Graco Inc. and Polaris Industries Inc.	Director since 2002 age 63

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations. Mr. Van Dyke currently serves as the lead independent director. The primary responsibilities of the lead independent director are to coordinate the activities of the independent directors, facilitate communications between management and the independent directors, and coordinate and moderate executive sessions of the Board's independent directors.

        Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.atk.com by selecting Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines from our investor relations department by contacting them by telephone at 952-351-3059 or by e-mail at investor.relations@atk.com.

Business Ethics Code of Conduct

        We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Corporate Governance Guidelines provide that the Board will not permit any waiver of our Business Ethics Code of Conduct. Our Business Ethics Code of Conduct is available on our website at www.atk.com by selecting About Us and then Values. Stockholders may request a free printed copy of our Business Ethics Code of Conduct from our investor relations department by contacting them by telephone at 952-351-3059 or by e-mail at investor.relations@atk.com.

Communications with Directors

        Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.atk.com by selecting Investor Relations, then Corporate Governance and then Contact the Directors. Any concerns about the Company's accounting, internal controls or auditing matters, or a director's potential conflict of interest, will be referred to the Audit Committee of the Board of Directors.

Director Independence

        Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Daniel J. Murphy, has no material relationship with ATK and is independent. Each of our Audit, Nominating and Governance, and Personnel and Compensation Committees is composed only of independent directors.

        In order to qualify as independent, a director must meet each of the New York Stock Exchange's five objective independence standards and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no material relationship with ATK. The Board reviewed the transactions and relationships between ATK and our directors, their immediate family members, and entities with which they are affiliated and determined that they were made or established in the ordinary course of business and that the directors had no material relationship with ATK. All of the transactions and relationships were standard customer-supplier arrangements, membership fees or charitable contributions. In addition, the amount of each transaction or contribution was well below the thresholds set forth in the independence standards of the New York Stock Exchange. The Board's considerations specifically included customer-

supplier transactions between ATK and Xcel Energy Inc., a public utility company. Cynthia L. Lesher, a current director who is not standing for re-election, is the former President and Chief Executive Officer of Northern States Power Company-Minnesota, an Xcel Energy Company.

Meetings of the Board and Board Committees

        The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Nominating and Governance, and Personnel and Compensation. Each of the standing committees has adopted a written charter which sets out the function and responsibilities of the committee. The current committee charters are available on our website at www.atk.com by selecting Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of any of these charters from our investor relations department by contacting them by telephone at 952-351-3059 or by e-mail at investor.relations@atk.com.

        During fiscal year 2009, our Board of Directors met five times, all of which were regularly-scheduled meetings. The independent directors of the Board are scheduled to meet in executive session at each Board meeting held in person. All current directors attended 100% of the total meetings of the Board and the Board committees on which they served during the fiscal year, except one director who attended 80%. As a general practice, Board members are expected to attend our annual meetings of stockholders. All incumbent Board members attended last year's annual meeting of stockholders, except for Mr. Ronald.

Audit Committee

Members:	Douglas L. Maine, Chair Roman Martinez IV	Mark H. Ronald William G. Van Dyke

        The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the Company's code of business ethics and conduct, the Company's enterprise risk management framework, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the "Management's Discussion and Analysis of Financial Condition and Results of Operations"), critical accounting policies and practices used by the Company, the Company's internal control over financial reporting, and the Company's major financial risk exposures.

        All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has identified Mr. Maine, Mr. Martinez, Mr. Ronald and Mr. Van Dyke each as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee held five meetings in fiscal year 2009, all of which were regularly-scheduled meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly-scheduled meetings and periodically meets separately with management.

Nominating and Governance Committee

Members:	Ronald R. Fogleman, Chair Frances D. Cook	Martin C. Faga

        The Nominating and Governance Committee identifies individuals qualified to become Board members. In addition, the Committee oversees the process of assessing Board effectiveness and each year, after considering the contributions of each director, recommends to the Board the director nominees for reelection at the next annual meeting of stockholders. The Committee also makes recommendations to the Board regarding Board organization, operation and committee structure, corporate governance guidelines applicable to the Company, and director compensation. The Committee evaluates director compensation at least once every two years, based on market analyses, including comparisons of ATK's practices with those of peer-group companies. All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange. The Nominating and Governance Committee held four meetings in fiscal year 2009, all of which were regularly-scheduled meetings.

        Director Qualification Standards.    Directors of ATK are expected to have high standards of integrity and ethics and the ability to exercise objectivity and independence in making informed business decisions. Directors should possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In evaluating candidates for nomination as a director of ATK, the Nominating and Governance Committee considers additional criteria, including a candidate's technical, financial or other expertise that would enhance the overall effectiveness of the Board or provide a diversity of talent and experience relevant to ATK's strategies and activities. The Nominating and Governance Committee also considers whether the candidate has the time necessary to carry out the duties of a director of ATK.

        Director Nominee Selection Process.    The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, and the Committee selects the candidates who best meet the Board's needs. The Committee then recommends to the Board the director nominees for election to the Board.

        The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Secretary, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, Minnesota 55344-3720. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.

Personnel and Compensation Committee

Members:	William G. Van Dyke, Chair Martin C. Faga Cynthia L. Lesher	Douglas L. Maine Michael T. Smith

        The Personnel and Compensation Committee is responsible for discharging the Board of Directors' responsibilities relating to executive compensation. The Committee makes all decisions regarding the compensation of our executive officers. In addition, the Committee is responsible for reviewing the Company's compensation, benefit and personnel policies, programs and plans, including leadership development. Specifically, the Committee reviews and approves the corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these established goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. The Committee also makes recommendations to the Board regarding incentive-compensation and equity-based plans that are subject to the Board's approval. All of the Personnel and Compensation Committee members meet the independence requirements of the New York Stock Exchange. The Committee held five meetings in fiscal year 2009, all of which were regularly-scheduled meetings.

        The Personnel and Compensation Committee has retained Towers Perrin, an independent professional compensation consulting firm, to provide assistance and guidance to the Committee. The Committee approves the services to be provided by Towers Perrin and the fees to be paid for those services for each fiscal year. On a regular basis, Towers Perrin advises the Personnel and Compensation Committee and, from time to time, attends Committee meetings. In addition, Towers Perrin provides market analyses for evaluating the components of ATK's executive compensation program in light of current industry trends and individual executive officer compensation levels based on market survey data. Towers Perrin specifically makes recommendations regarding the compensation level of our CEO. ATK's Chief Executive Officer makes recommendations to the Committee regarding the compensation levels of other executive officers. ATK does not retain Towers Perrin for any other services, other than providing market analysis regarding non-employee director compensation.

        Additional information regarding the Committee's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."

Compensation Committee Interlocks and Insider Participation

        None of the members of the Personnel and Compensation Committee has ever served as an officer or employee of ATK or has any relationships with ATK requiring disclosure below under the heading "Certain Relationships and Related Transactions." Since the beginning of the last fiscal year, no executive officer of ATK has served on the compensation committee or board of any company that employs a director of ATK.

Stock Ownership Guideline for Non-Employee Directors

        The Board has established a stock ownership guideline for non-employee directors of 3,750 shares of ATK common stock, to be achieved within five years following a director's election to the Board. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. The following are counted for the purpose of meeting this guideline: shares of ATK common stock owned outright, restricted stock and deferred stock units granted under ATK's Non-Employee Director Restricted Stock Award and Stock Deferral Program or the Non-Employee Director Restricted Stock Plan, and phantom stock units granted under ATK's Deferred Fee Plan for Non-Employee Directors.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal year 2009, ATK had transactions, arrangements and relationships with entities with which some of our related persons, specifically directors or their immediate family members, executive officers and holders of more than 5% of our common stock, are affiliated. However, in accordance with the procedures described below, it was determined that those related persons had no direct or indirect material interest in those transactions, arrangements and relationships.

        ATK has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving ATK and its directors, executive officers, their immediate family members and entities with which they have a position or relationship, or 5% stockholders.

        Annually, each director and executive officer completes a questionnaire that elicits information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter. We maintain a master list of related persons, which various departments within ATK use to identify and monitor related person transactions.

        Our Nominating and Governance Committee annually reviews all transactions and relationships disclosed in the director questionnaires and approves or ratifies, as applicable, any transactions with related persons. The Board of Directors makes a formal determination regarding each director's independence. In addition to the annual review, the directors receive a written reminder prior to each regularly scheduled Board meeting to provide notice of any changes or proposed changes in their transactions or relationships since their last annual disclosure. Also, under our Corporate Governance Guidelines, directors must notify ATK's General Counsel before accepting a position on the board of directors of another entity. Our Audit Committee annually reviews all transactions and relationships (1) disclosed in the executive officer questionnaires and (2) involving 5% stockholders, and approves or ratifies, as applicable, any transactions with related persons. On an ongoing basis, our Office of General Counsel assesses identified transactions, arrangements and relationships in order to determine whether any action or disclosure is required. If the Office of General Counsel determines that action is required, the matter is submitted for consideration by the Nominating and Governance Committee or the Audit Committee, as applicable.

        The applicable committee considers the relevant facts and circumstances available to it regarding the matter, including the material facts as to the director's or officer's relationship to or interest in the transaction. The committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the terms of the transaction are fair to ATK and that the transaction is in, or is not inconsistent with, the best interests of ATK and its stockholders.

        Any member of the Nominating and Governance Committee who has an interest in the matter under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

DIRECTOR COMPENSATION

Summary Compensation Information

        Only non-employee directors receive compensation for service on the Board of Directors. The compensation paid to ATK's non-employee directors is as follows:

  •
  an award of restricted stock valued at $85,000 at the time of grant upon initial election to the Board and upon reelection at each subsequent annual meeting of stockholders;

  •
  an annual cash retainer of $62,500, with no additional fees paid for Board and committee meetings attended;

  •
  an annual cash retainer of $15,000 for the chair of the Audit Committee; and

  •
  an annual cash retainer of $10,000 for the chair of each of the Board's Personnel and Compensation Committee and Nominating and Governance Committee.

        Cash amounts are paid annually in a lump sum upon election or re-election at the annual meeting of stockholders. This compensation program became effective January 1, 2008, and included two quarterly installment periods in order to transition to an annual payment system. The amounts in the "Director Compensation" table below (under the "Fees Earned or Paid in Cash" column) include payments made on June 30, 2008 of the quarterly installment of the cash retainer ($15,625 for each non-employee director) and the committee chair fees ($3,750 for the Audit Committee and $2,500 for the other committees).

        Directors who spend a significant part of a day on ATK business issues beyond the normal scope of board member responsibilities receive an additional $1,000 per diem payment, plus expenses. The per diem is paid at the discretion of the Chief Executive Officer. Non-employee directors are also reimbursed for tuition and related expenses for continuing director education courses and also are eligible to participate in the ATK Foundation's Matching Gift Program, which matches charitable donations by employees and non-employee directors up to $400 annually per person. No matching contributions were made for fiscal year 2009.

Director Compensation

        The following table shows the annual retainer and fees earned by the directors for fiscal year 2009 and either paid in cash or deferred at the election of the director. The Deferred Fee Plan is described below. The table also shows the dollar amounts recognized by ATK for financial statement reporting purposes during fiscal year 2009 for unvested restricted stock awards (or restricted stock awards deferred at the election of the director). The Restricted Stock Award and Stock Deferral Program is described below. Additional information regarding the restricted stock awards and deferred stock units is described in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(2) ($)	Total ($)
Frances D. Cook	$78,125		$87,754	$165,879
Martin C. Faga	$80,125	(1)	$81,669	$161,794
Ronald R. Fogleman	$92,625	(1)	$87,754	$180,379
Cynthia L. Lesher	$78,125		$92,384	$170,509
Douglas L. Maine	$96,875		$95,435	$192,310
Roman Martinez IV	$78,125		$87,754	$165,879
Mark H. Ronald	$78,125		$81,669	$159,794
Michael T. Smith	$78,125		$87,754	$165,879
William G. Van Dyke	$90,625		$87,754	$178,379

(1)
Includes per diem fees of $2,000 for each of Mr. Faga and General Fogleman.

(2)
This column shows the dollar amounts recognized in ATK's fiscal year 2009 financial statements for reporting purposes in accordance with SFAS 123(R). Amounts shown cover awards granted in fiscal year 2009 and in prior years. The amounts represent the compensation costs of restricted stock awards and grants of deferred stock units that are paid in shares of ATK common stock. (The amounts do not reflect the actual amounts that may be realized by the directors.) A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

  The following table shows the number of shares of restricted stock or deferred stock units (to be settled in shares of ATK common stock) granted to each non-employee director during the fiscal year ended March 31, 2009 and the full grant date fair value of each award under SFAS 123(R). Generally, the full grant date fair value is the amount the Company expenses in its financial statements over the awards' vesting period. Assumptions made in the calculations of these amounts may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

Name	Grant Date	Number of Shares of Stock or Units	Grant Date Fair Value of Stock Award
Frances D. Cook	8/5/2008	838	$84,990
Martin C. Faga	8/5/2008	838	$84,990
Ronald R. Fogleman	8/5/2008	838	$84,990
Cynthia L. Lesher	8/5/2008	838	$84,990
Douglas L. Maine	8/5/2008	838	$84,990
Roman Martinez IV	8/5/2008	838	$84,990
Mark H. Ronald	8/5/2008	838	$84,990
Michael T. Smith	8/5/2008	838	$84,990
William G. Van Dyke	8/5/2008	838	$84,990

  The aggregate numbers of shares of restricted ATK common stock and deferred stock units (to be settled in shares of ATK common stock) held by each non-employee director as of March 31, 2009 were as follows:

Name	Shares of Restricted Stock (#)	Deferred Stock Units (#)
Frances D. Cook	7,183	4,145
Martin C. Faga	838	0
Ronald R. Fogleman	0	5,057
Cynthia L. Lesher	0	2,527
Douglas L. Maine	1,770	0
Roman Martinez IV	0	5,057
Mark H. Ronald	838	0
Michael T. Smith	13,003	0
William G. Van Dyke	1,783	4,145

Deferred Fee Plan for Non-Employee Directors

        This plan permits a director to defer receipt of all or part of the director's cash retainer. In general, directors must make elections to defer fees payable during any calendar year by the end of the preceding calendar year. Newly elected directors have up to 30 days to elect to defer future fees. A director can elect to have deferred amounts credited to either a "cash account" or a "share account" as phantom stock units (based upon the market price of ATK common stock). Cash accounts are credited with interest quarterly at the Company's one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on ATK common stock. Payment of deferred amounts is made in cash following the director's termination of Board service. Phantom stock units credited to share accounts are paid out based on the market price of ATK common stock at the time of payout. A director may elect to receive payments either in a lump sum or in up to 10 annual installments.

        Currently, five directors participate in this plan. The following table shows how those directors currently have their deferred fees credited and how many common stock units (to be settled in cash) were credited to their share accounts as of March 31, 2009.

Name	Annual Retainer	Units as of March 31, 2009
Ronald R. Fogleman	Cash account—50%	N/A
	Share account—50%	1,687
Cynthia L. Lesher	Share account—100%	1,976
Roman Martinez IV	Share account—100%	3,872
Michael T. Smith	Share account—100%	10,653
William G. Van Dyke	Share account—100%	5,638

Non-Employee Director Restricted Stock Award and Stock Deferral Program

        Each non-employee director receives automatic awards of restricted common stock under the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Alliant Techsystems Inc. 2005 Stock Incentive Plan upon first being elected to the Board of Directors and upon reelection at each subsequent annual meeting of stockholders. The stock awards have a market value of $85,000, as determined by the closing market price of ATK common stock on the date of grant.

        Common stock issued under this program entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

  •
  the first anniversary of the award date;

  •
  the retirement of the director from the Board in compliance with the Board's retirement policy as then in effect;

  •
  the termination of the director's service on the Board because of disability or death; or

  •
  the termination of the director's service on the Board following a change in control of ATK.

        Restricted stock is released to the director, free and clear of all restrictions, following the expiration of the restricted period. Shares of restricted stock granted prior to fiscal year 2007 had three-year vesting periods.

        The program permits the directors to elect to defer receipt of the restricted stock in exchange for a credit, in stock units, to a deferred stock unit account. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock. Directors who make a deferral election will have no rights as stockholders of ATK with respect to amounts credited to their deferred stock unit account. If cash dividends are paid on ATK common stock, ATK will pay each director an amount equal to the cash dividends that would be paid on the number of shares equal to the number of stock units credited to the director's deferred stock unit account. Payment of stock units credited to the deferred stock unit account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director's deferral election, but no later than as soon as administratively feasible following the director's termination of Board service.

        If a director ceases to be a member of the Board for any reason prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.

Expense Reimbursement

        Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Indemnification Agreements

        ATK has indemnification agreements with our directors. These agreements require ATK to:

  •
  indemnify the directors to the fullest extent permitted by law;

  •
  advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

  •
  indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

  •
  cover directors under our directors' and officers' liability insurance.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

        The overall objective of ATK's executive compensation program is the same as the goal for operating the Company—to create long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented and diverse executive leadership group that is dedicated to the long-term interests of our stockholders.

        Both ATK's management and the Personnel and Compensation Committee of the Board (the "Committee") realize the importance of maintaining sound principles for the development and administration of compensation and benefit programs, while recognizing the concerns of stockholders with respect to executive compensation.

        Executive compensation decisions are based on three fundamental principles:

  1.
  Performance based—Executives' total compensation should vary depending on ATK's success in creating stockholder value through the achievement of financial objectives. ATK pays above market compensation when maximum performance goals are achieved and significantly less compensation when the Company's results are less than maximum performance. All long-term compensation is dependent on meeting performance goals that drive stockholder value.

  2.
  Competitive—ATK must offer a competitive total compensation package to our executives in order to attract and retain a talented and diverse executive leadership group. To ensure we remain competitive, ATK conducts a market analysis for both direct and indirect compensation.

  •
  Total direct compensation (base salary, annual incentive, long-term incentive) levels are benchmarked against general industry survey data, as described in more detail below.

  •
  Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company's regular benefit review and benchmarking process. For all employees, ATK targets the total benefit package to be at the 50th percentile of the aerospace and defense industry.

  3.
  Aligned with stockholder interests—ATK will achieve the best results when its executives act and are rewarded as owners in the business.

  •
  A significant portion of an executive's total direct compensation is equity-based through long-term incentives.

  •
  ATK has established specific stock ownership guidelines for its executives based on a competitive analysis of the aerospace and defense industry peer group described below.

Determination of Compensation

        The Personnel and Compensation Committee of the Board of Directors consists entirely of independent directors and is responsible for setting our compensation policies. For the executive officers, the Committee sets each component of compensation based on program design recommendations developed by Towers Perrin, an independent professional compensation consultant, with the assistance of ATK's Senior Vice President, Human Resources and Administrative Services. The Committee believes it is important that the compensation consultant maintains independence relative to providing counsel and advice to the Committee and, therefore, the Committee made the decision to retain Towers Perrin and Towers Perrin does not provide any other services to the Company, other than market analysis regarding non-employee director compensation.

        Each year, before the Committee approves the compensation for the executive officers for the following fiscal year, we review our executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance. For our fiscal year 2009 review, the Committee worked with Towers Perrin and ATK's management to evaluate our executive compensation program in light of current industry trends.

        In general, it is our intention that the Committee use market survey data in setting executive compensation levels. As part of our analysis, we have used a general industry group that is a subset of Towers Perrin's executive compensation survey database by excluding the financial services, energy services, and healthcare industries and any companies with revenues of less than $1 billion or greater than $20 billion. This subset is then regressed to ATK's projected fiscal year revenue size. We have determined that this approach provides a significant sample size and is consistent with our approach for benchmarking all of our executive positions. A list of the companies in this benchmark group is provided in Appendix A to this proxy statement.

        For each executive officer position, we use the competitive market data to establish a targeted level of total direct compensation (base salary, annual incentive, and long-term incentives). The data for each position are compared to the current compensation levels of the respective executive officer, and ATK's CEO then makes recommendations to the Committee on the pay levels for officers (other than himself) based on the benchmark comparisons and the CEO's assessment of the officer's performance. The Committee retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market level. The levels of compensation for ATK's CEO are determined solely by the Committee, with assistance and guidance from the Committee's consultant.

        The benchmarking process described above is ATK's standard practice for setting total direct compensation levels (base salary, annual incentive, and long-term incentives). However, for fiscal year 2010, ATK's CEO recommended that he and the other named executive officers receive no increase to their total direct compensation levels over the levels granted for fiscal year 2009. This recommendation was made in recognition of the challenges of the current economic environment and trends in the marketplace. The Committee believes the FY10 total direct compensation package has a sufficient level of retention and focus on performance.

        The Committee uses an industry peer group for the purposes of analyzing performance and determining certain elements of executive compensation. ATK uses the industry peer group for the following purposes. First, annually we complete a pay-for-performance analysis to evaluate whether the compensation being granted aligns with the performance results that ATK delivered as compared to the performance of the industry peer group. Using the industry peer group for this purpose ensures that ATK is aligned with our pay-for-performance philosophy. Second, we periodically benchmark particular elements of our executive compensation program such as perquisites or other executive benefit program provisions. Using the industry peer group for this purpose ensures that ATK remains aligned with industry executive compensation practices to support the attraction and retention of our executive talent. Third, the industry peer group is used to determine relative Total Stockholder Return (TSR) performance for the long-term incentive program discussed in the section "Long-Term Incentive

Compensation." The peer group is an aerospace and defense industry group consisting of the following 22 companies:

AAR Corp.	Hexcel Corporation	Raytheon Company
BE Aerospace, Inc.	Honeywell International Inc.	Rockwell Collins, Inc.
The Boeing Company	L-3 Communications Holdings, Inc.	Spirit AeroSystems Holdings, Inc.
CAE Inc.	Lockheed Martin Corporation	Teledyne Technologies Incorporated
Curtiss-Wright Corporation	Moog Inc.	TransDigm Group Incorporated
DynCorp International Inc.	Northrop Grumman Corporation	United Technologies Corporation
General Dynamics Corporation	Orbital Sciences Corporation
Goodrich Corporation	Precision Castparts Corp.

        The goal setting process begins by the CEO developing goals which will achieve strong growth relative to the market and ATK's industry peer group, continuous margin improvement and efficient use of capital and will generate significant stockholder value. The CEO then works with management to design internal strategic business plans to achieve both the recommended short-term and long-term goals. These goals and plans are presented to ATK's Board of Directors for discussion and approval. The Committee considers the strategic business goals as presented to the Board of Directors when approving the performance goals for the executive officer annual and long-term incentive compensation.

Elements of ATK's Executive Compensation Program

        The compensation program for our executive officers consists of the following elements:

Compensation Element	Objective
Base salary	Provide a fixed level of cash compensation for sustained individual performance
Annual incentive	Reward executives for their contributions to ATK's short-term financial and operational performance
Long-term incentive	Reward the creation of long-term stockholder value through the achievement of long-term financial objectives
Perquisites	Provide a competitive total compensation package
Benefits	Provide a competitive total compensation program and support the retention of key executive talent

        The various elements provide flexibility in designing an executive compensation package and allow the Committee to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of the fiscal year, the Committee meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for ATK's executive officers for the following fiscal year. At that same meeting, the Committee also sets the performance goals for annual and long-term incentive compensation and grants equity awards, a primary component of long-term compensation. The Committee approves all grants of equity awards to executive officers, and ATK does not backdate, reprice or grant equity awards retroactively. Payments of equity and cash compensation are audited for conformity to amounts authorized by the Committee and for compliance with applicable processes and procedures.

Base Salaries

        Base salaries are paid for sustained individual performance. The base salary component of our executive compensation program is the least variable relative to Company performance. The base salary levels for our executive officers are targeted to the 50th percentile of the companies in our market analysis.

        Based on the CEO's recommendation that there should be no increase in compensation levels for fiscal year 2010, we did not conduct a market analysis. The Committee approved no base salary increases for all executive officers. The decision to give no base salary increases was made in recognition of the challenges of the economic environment and trends in the marketplace. The Committee believes the total fiscal year 2010 compensation package provided to executive officers provides a sufficient level of retention and focus on performance.

Annual Incentive Compensation

        The primary purpose of the annual incentive is to motivate and reward executives for their contributions to ATK's performance by making a large portion of their cash compensation variable and dependent upon annual Company and business group financial goals and individual performance. In general, at the maximum performance level, the amount of the annual incentive payment ranges from 60-65% of total annual cash compensation for the CEO and 50-55% of total annual cash compensation for other executive officers.

        Actions Taken For Fiscal Year 2009.    Annual incentive compensation for the fiscal year ended March 31, 2009 was paid under ATK's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. Prior to the beginning of the fiscal year, the Committee set the annual incentive performance goals for the fiscal year ending March 31, 2009 at the corporate level to be fully diluted earnings per share (EPS), sales and free cash flow. The specific financial metrics established for the business groups for fiscal year 2009 were earnings before interest and taxes (EBIT), sales and free cash flow. "Free cash flow" was defined to be cash provided from operations less capital expenditures plus asset sales. The threshold level of performance established for each objective was set based on the Company's actual performance for the prior fiscal year. The maximum level of performance established for each objective was set based on the Company's financial goals for fiscal year 2009 and was within the range of the Company's financial guidance for fiscal year 2009, as publicly disclosed at the time the goals were established.

        In addition to specifying the performance levels to be achieved, at the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results. In May 2009, the Committee evaluated the Company's performance on each of the performance goals for the fiscal year ended March 31, 2009 and determined whether any of the adjustment factors applied to the financial results. Based on the final results, as adjusted, ATK exceeded maximum performance levels. The overall Company results were:

	Maximum Performance Goal	Reported Results	Adjusted Results
ATK EPS	$7.35	$4.56	$7.75*
ATK Sales (in millions)	$4,500	$4,583.2	N/A
ATK Free Cash Flow (in millions)	$260	$313.5	N/A

    *
    When setting the performance goals in March 2008, the Committee also specified that, in determining and calculating the performance results at the end of fiscal year 2009, adjustments would be made to eliminate the negative or positive effects of changes in accounting principles or other laws or provisions affecting reported results. The adjustment eliminates the negative effect of a change in provisions affecting reported results with respect to the method of calculating goodwill impairment. For fiscal year 2009, ATK reported a non-cash EPS charge of $3.19 for goodwill impairment.

        Mr. Murphy, Mr. Shroyer, and Mr. Dittemore each received the maximum annual incentive payment (200% of the target amount) based on the achievement of the maximum performance level on EPS (weighted 50%), sales (weighted 25%) and free cash flow (weighted 25%). Mr. DeYoung received the maximum annual incentive payment (200% of the target amount) based on the achievement of the maximum performance level for the EPS goal (weighted 30%) and the achievement of maximum performance on the financial performance measures for his business group (weighted 70%). Mr. Cronin achieved 175.84% of his target incentive payment based on the achievement of the maximum performance level for the EPS goal (weighted 30%) and the achievement of 165.34% of the target performance level on the financial measures for his business group (weighted 70%). Mr. Larson's incentive payment is prorated for the time he worked in the ATK Mission Systems group and the time he worked in the ATK Space Systems group during the fiscal year. Mr. Larson achieved 175.72% of his target incentive payment based on the achievement of the maximum performance level for the EPS goal (weighted 30%) and the combined achievement of 165.57% of the target performance levels on the financial measures for his business groups (weighted 70%). Mr. Marchetto achieved 117.63% of his target incentive payment based on the achievement of the maximum performance level for the EPS goal (weighted 30%) and the achievement of 82.69% of the target performance level on the financial measures for his business group (weighted 70%). Mr. Marchetto's incentive payment was prorated for his time with the Company.

        The Committee has the ability to adjust an officer's payment upward (unless the officer is covered by Section 162(m) of the Internal Revenue Code) or downward based on individual performance. While the Committee determines and approves all annual incentive awards and payments for the executive officers, it considers the CEO's assessment of the individual performance of each of the executive officers other than himself. No adjustments were made for any of the executive officers named in this proxy statement, however, Mr. Marchetto's payment was prorated for the portion of the year he was employed with the Company. The amounts of the incentive payments for fiscal year 2009 are disclosed in the Summary Compensation Table in this proxy statement.

        Actions Taken For Fiscal Year 2010.    In March and May 2009, the Committee set the performance goals for the annual incentive program for the fiscal year ending March 31, 2010 under ATK's Executive Officer Incentive Plan. The Committee continued to believe that at the corporate level the appropriate performance measures are fully diluted earnings per share (EPS) and sales. However, to put greater emphasis on the efficient use of capital, at the corporate level, the Committee replaced the free cash flow performance goal with Return on Invested Capital (ROIC). ROIC is defined as net operating profit after taxes divided by invested capital, and invested capital is defined as debt plus equity. At the corporate level, the performance goals were weighted 50% on ATK's EPS, 25% on ATK's sales and 25% on ATK's ROIC. The performance goals for EPS and sales were set assuming growth rates ranging from 1% to 11% and 3.6% to 8.0%, respectively, for the threshold and maximum performance levels. The threshold performance level for ROIC was set at 12% and the maximum performance level was set at 14%. The specific performance goals for the maximum level of achievement are considered by the Committee and management to be challenging but achievable. ATK is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these ranges.

        The performance goals for presidents of ATK's business groups were weighted 30% on ATK's EPS and 70% on the business group's performance. The specific financial metrics established for the business groups for fiscal year 2010 were earnings before interest and taxes (EBIT), sales and free cash flow. Weightings of the financial metrics for the business groups were assigned as required to support the strategy of the individual business group. "Free cash flow" was defined to be cash provided from operations less capital expenditures plus asset sales.

        When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the fiscal year, adjustments will be made to eliminate the negative or positive effects of changes in accounting principles or other laws, regulations or provisions affecting reported results; debt restructuring; restructuring costs related to business rationalization; and any gains or losses from the strategic acquisition or disposition of businesses (including any program that requires an internal investment of greater than $10 million) or assets as approved by the Board of Directors and that are not captured in the performance goals as approved by the Committee.

        At the same meeting, as part of the annual review of individual executive officer compensation levels, the Committee reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for threshold, target and maximum performance for each of the current executive officers. The maximum percentage established is the maximum an executive officer can earn. No payment is earned unless performance exceeds the threshold level. The percentages for each named executive officer at target and maximum remained the same as for fiscal year 2009. The annual incentive payment opportunity at each level of performance for each named executive officer for the fiscal year ending March 31, 2010 is shown in the "Grants of Plan-Based Awards" table in this proxy statement.

Long-Term Incentive Compensation

        Long-term incentive compensation is paid for the creation of long-term stockholder value through the achievement of financial objectives. We use a portfolio approach to designing our long-term incentive program which may include any number of equity-based awards (e.g., stock options, performance shares, restricted stock) and/or cash. In general, at maximum performance, the value of long-term incentive awards ranges from 65-70% of total direct compensation for the CEO and 45-60% for other executive officers. When translating compensation levels into stock grants, ATK uses the closing stock price on the business day immediately preceding the Committee meeting in which the grant is approved.

        Actions Taken During Fiscal Year 2009.    On March 31, 2009, the performance period ended for a performance award for which the Committee had established goals in March 2006. The performance goals were fully diluted earnings per share (EPS) and sales for the fiscal year ended March 31, 2009. Three performance levels were defined for each performance goal. In addition, the Committee had also set a specified average year-end after-tax return-on-invested-capital (ROIC) goal for the three-year fiscal 2007-2009 performance period to be used as an adjustment factor to payout levels if the ROIC goal was not achieved. Maximum performance was set at $7.35 and $4,500 (in millions) for EPS and sales, respectively. In addition to specifying the performance levels to be achieved, at the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results.

        Based on the audited financial results for the fiscal year ended March 31, 2009, and after the required adjustments, the Committee determined that ATK exceeded the maximum performance level for both fully diluted EPS and sales. Furthermore, results for the average year-end ROIC met the level of performance required without triggering an adjustment to payout levels. The payout of the performance shares is shown in the "Option Exercises and Stock Vested" table in this proxy statement.

	Maximum Performance Goal	Reported Results	Adjusted Results
ATK fiscal year 2009 EPS	$7.35	$4.56	$7.75	*
ATK fiscal year 2009 Sales (in millions)	$4,500	$4,583.2	N/A
ATK Average Year-end ROIC (level required for no adjustment to payout levels)	10%	12.1%	13.1	%*

    *
    When setting the performance goals in March 2006, the Committee also specified that, in determining and calculating the performance results at the end of fiscal year 2009, adjustments would be made to eliminate the negative or positive effects of changes in accounting principles or other laws or provisions affecting reported results. The adjustment eliminates the negative effect of a change in provisions affecting reported results with respect to the method of calculating goodwill impairment. For fiscal year 2009, ATK reported a non-cash EPS charge of $3.19 for goodwill impairment.

        Actions Taken For Fiscal Year 2010.    In March and May 2009, the Committee approved a long-term incentive award for ATK's executive officers for the fiscal year 2010-2012 performance period. At the time of the approval of this award, the Committee approved a modification to the design of our long-term incentive program by adding a relative performance element. As a result of this modification, 30% of an executive officer's total long-term incentive award is based on the performance metric of relative total stockholder return. Total stockholder return is defined as the three-year annualized rate of return reflecting stock price appreciation plus reinvestment of dividends. This portion of an executive officer's long-term incentive award will be paid in shares of ATK common stock, subject to achievement of the performance goal.

        The remaining 70% of an executive officer's long-term incentive award is based on specified financial performance growth metrics. This portion of the long-term incentive award will be paid 50% in cash and 50% in shares of ATK common stock, subject to the achievement of the performance goals. The cash portion of the performance award reflects the Company's consideration of the views of our stockholders and some of their advisors, such as RiskMetrics Group, to limit our stock usage. (See "Proposal 3—Approval of Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated" in this proxy statement.) The equity portion of performance awards may be settled only in shares in accordance with the Company's accounting for equity awards under SFAS 123(R).

        At the March 2009 meeting, the Committee approved the size of each executive officer's long-term incentive award opportunity based on the CEO's recommendation that there should be no change from the compensation levels awarded for fiscal year 2009. The amounts of the awards are included in the "Grants of Plan-Based Awards" table in this proxy statement.

        In addition to the approval of the long-term incentive award levels, the Committee also approved the performance goals for both the relative performance and financial performance growth portions of the executive officer long-term incentive awards. For the relative performance measure, the Committee approved the specified relative total stockholder return (TSR) percentile for the three-year fiscal 2010-2012 performance period. Additionally, the Committee designated the industry peer group described in the section "Determination of Compensation" as the peer group to be used for measuring relative performance. For the financial performance growth measure of the long-term incentive award, the Committee designated (1) specified earnings-per-share and sales goals for fiscal year 2012 and (2) a specified average year-end after-tax return-on-invested-capital (ROIC) goal for the three-year fiscal 2010-2012 performance period. Any payment of the long-term incentive award with respect to financial performance will be reduced incrementally to the extent the ROIC goal is not achieved. These performance goals were selected to focus our executives on key factors that create stockholder value over time.

        The Committee set the threshold relative TSR percentile ranking to be the 35th percentile and the maximum to be the 90th percentile. At threshold performance, the plan pays at 35% of the target bonus amount. At maximum performance, the plan pays at 250% of the target bonus amount. The Committee set the specified average year-end ROIC goal for the three-year performance period at 12%. The Committee set threshold, target and maximum performance levels for each of the EPS and sales goals assuming three-year average annual growth rates ranging from 7% to 10.7% and 4.4% to 7%, respectively, for the threshold and maximum performance levels. The specific goals for the target level of achievement of performance for the fiscal year 2012 EPS and sales are considered by the Committee and management to be challenging but achievable.

        The above performance goals are not a prediction of how ATK will perform during fiscal years 2010 through 2012. The purpose of the goals, which were approved by the Committee in March and May 2009, is to establish a method for determining the payment of long-term incentive compensation. ATK is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of these performance goals, and you are cautioned not to rely on these performance goals as a prediction of ATK's future performance.

        Actual performance will be measured following the end of the performance period. When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the performance period, adjustments will be made to eliminate the negative or positive effects of changes in accounting principles or other laws, regulations or provisions affecting reported results; debt restructuring; restructuring costs related to business rationalization; and any gains or losses from the strategic acquisition or disposition of businesses (including any program that requires an internal investment of greater than $10 million) or assets as approved by the Board of Directors and that are not captured in the performance goals as approved by the Committee.

Perquisites

        To ensure that ATK delivers a competitive total compensation package to our executives, we provide standard executive perquisites. The Committee's compensation consultant periodically reviews these perquisites to compare them against market practices. Perquisites represent significantly less than 5% of any executive's total direct compensation. These perquisites may include:

  •
  Financial planning services

  •
  Perquisite allowance

  •
  Executive disability

  •
  Executive health exams

  •
  Umbrella liability insurance program

  •
  Reimbursement for spousal travel expenses for certain ATK sponsored events

        All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.

Benefits

        To ensure we provide a competitive total compensation program and support our efforts to attract and retain key executive talent, ATK also provides indirect compensation, such as health and welfare benefits and retirement benefits. ATK's benefits programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.

        Health & Welfare Benefits.    Our executive officers participate in the same health and welfare programs as all other ATK employees.

        Retirement Benefits.    In general, our executive officers participate in the standard employee retirement programs. A supplemental executive retirement plan is also provided. See the discussion in this proxy statement under the heading "Pension Benefits." In specific cases, when ATK needs to bring in key executive talent, we may adjust the standard retirement benefits, consistent with our compensation philosophy, in order to recognize valuable experience that an executive obtained in a prior career and now brings to ATK.

        Nonqualified Deferred Compensation.    We offer a nonqualified deferred compensation plan as a tool for our key employees to plan for their financial future. This plan is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. In general, beyond the potential for a small 401(k) make-up match, which would be included in the Summary Compensation Table, amounts credited to an employee's account under the plan reflect the employee's voluntary deferral of compensation. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more investment alternatives selected by the participant under the terms of the plan. These investment choices are generally the same as those offered to all ATK employees through the ATK 401(k) plan. Balances in the deferred compensation plan reflect amounts that have accumulated over time and directly relate to participants' tenure with the Company, participants' deemed investment choices and individual decisions regarding the level of savings over time.

        Severance.    From time to time, we need to offer an executive officer a severance package in connection with a termination of employment. Generally, the package is aligned with the benefits outlined in ATK's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is regularly benchmarked against the market to ensure the benefits offered are competitive. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."

        Change-in-Control.    Executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. This plan has been reviewed against market competitive practices for such plans. The features of the plan and participation are regularly reviewed and approved by the Personnel and Compensation Committee. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."

Compensation Outside the Standard Program

        In certain circumstances, such as hiring a new executive, we may provide compensation outside our standard executive compensation program.

        When we offer employment to a new executive, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executives for delivering business results that are expected and subsumed under our pay-for-performance philosophy.

Stock Ownership Guidelines

        We believe it is important that the interests of our executive officers are closely aligned with our stockholders. To support this philosophy, we have established stock ownership guidelines. Stock ownership is reported periodically to the Personnel and Compensation Committee and failure to meet the guidelines within the allotted period of time may impact future grants of stock awards to an executive. The guidelines establish target levels of common stock ownership as follows:

Position	Guideline
Chairman and Chief Executive Officer	50,000 shares
Chief Financial Officer	16,000 shares
Senior Vice Presidents	12,000 shares
Other Corporate Officers	6,000–9,000 shares

        New executives are given four years to meet the ownership requirements. Shares of ATK common stock owned outright, restricted stock awarded to officers, stock held in the Company's 401(k) plan, and phantom stock units or deferred stock units held in the Company's nonqualified deferred compensation plan count towards an executive's plan to meet the ownership guidelines.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company's stockholders. The Company's 2005 Stock Incentive Plan and Executive Officer Incentive Plan were approved by our stockholders and include provisions necessary to grant awards and make payments that satisfy the performance-based exception under Section 162(m).

        Compensation decisions for our executive officers were made with consideration of the implications of Section 162(m). While the Committee intends to structure arrangements in a manner that preserves deductibility under Section 162(m), the Committee may decide to pay amounts outside of our stockholder approved plans that are nondeductible if it determines that such payments are consistent with our pay-for-performance philosophy and are in the best interests of the Company.

PERSONNEL AND COMPENSATION COMMITTEE REPORT

        The Personnel and Compensation Committee of the Board of Directors has reviewed and discussed with ATK's management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Personnel and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into ATK's annual report on Form 10-K.

        This report is provided by the Personnel and Compensation Committee:

  William G. Van Dyke, Chair
  Martin C. Faga
  Cynthia L. Lesher
  Douglas L. Maine
  Michael T. Smith

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year (3)	Salary ($)(4)	Bonus ($)(5)	Stock Awards ($)(6)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)(8)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(9)	All Other Compensation ($)(10)		Total ($)
Daniel J. Murphy	FY09	$900,000	$0	$3,974,163	$0	$2,133,333	$1,843,856	$101,224		$8,952,576
Chairman & Chief	FY08	$857,000	$0	$4,290,515	$317,222	$1,735,433	$3,163,834	$91,373		$10,455,377
Executive Officer	FY07	$800,800	$0	$5,357,427	$786,708	$1,281,280	$2,413,488	$62,802		$10,702,505
John L. Shroyer	FY09	$428,077	$0	$771,097	$0	$581,000	$6,496	$47,652		$1,834,322
Senior Vice President &	FY08	$382,211	$0	$689,541	$31,722	$494,500	$68,558	$44,129		$1,710,661
Chief Financial Officer	FY07	$356,731	$0	$611,858	$59,722	$385,000	$52,810	$52,225		$1,518,346
John J. Cronin	FY09	$420,000	$0	$607,283	$114,148	$459,540	$58,035	$52,721		$1,711,727
Senior Vice President &	FY08	$375,000	$0	$649,125	$113,920	$442,167	$65,842	$84,314	(11)	$1,730,368
President ATK Mission	FY07	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Systems
Mark W. DeYoung	FY09	$428,077	$0	$607,283	$0	$515,350	$45,877	$322,651		$1,919,238
Senior Vice President &	FY08	$382,211	$0	$645,766	$95,167	$442,167	$311,638	$233,664	(11)	$2,110,613
President ATK Armament	FY07	$356,731	$0	$1,259,804	$168,339	$385,000	$245,750	$32,080		$2,447,704
Systems
Blake E. Larson	FY09	$356,442	$0	$554,093	$24,140	$378,183	$0	$381,630		$1,694,488
Senior Vice President &	FY08	$300,673	$0	$544,049	$95,167	$350,103	$71,548	$40,125		$1,401,665
President ATK Space	FY07	$275,192	$0	$863,435	$135,856	$297,000	$56,909	$214,912	(11)	$1,843,304
Systems
Ronald D. Dittemore(1)	FY09	$395,000	$0	$774,348	$0	$482,167	$75,112	$1,642,460		$3,369,087
Former Senior	FY08	$382,211	$0	$761,944	$95,167	$442,167	$77,830	$44,691		$1,804,010
Vice President of	FY07	$356,731	$0	$1,117,209	$191,828	$385,000	$57,894	$44,498		$2,153,160
Strategic Partnerships
Carl A. Marchetto(2)(12)	FY09	$327,923	$0	$781,681	$0	$246,232	$0	$501,179		$1,857,015
Former Senior	FY08	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Vice President &	FY07	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
President ATK Space
Systems

(1)
Mr. Dittemore's employment with the Company terminated on March 31, 2009.

(2)
Mr. Marchetto's employment with the Company terminated on January 2, 2009.

(3)
The years reported are ATK's fiscal years ended March 31.

(4)
Includes amounts, if any, deferred at the direction of the executive officer pursuant to ATK's 401(k) Plan or Nonqualified Deferred Compensation Plan. Also includes payments to executive officers in the amounts specified as follows for fiscal year 2009 for vacation sold under ATK's vacation buy/sell benefit program: Mr. Shroyer, $8,077; Mr. DeYoung, $8,077; and Mr. Larson, $6,442.

(5)
Bonuses based on ATK's achievement of specified performance targets are reported in the Non-Equity Incentive Plan Compensation column.

(6)
This column shows the dollar amounts recognized in ATK's financial statements for reporting purposes in accordance with SFAS 123(R). For fiscal year 2009, amounts shown cover awards granted in fiscal year 2009 and in prior years. The amounts represent the compensation costs of outstanding performance awards that are paid in shares of ATK common stock and, for Mr. Larson, Mr. Dittemore and Mr. Marchetto, the amount also includes the compensation costs of restricted stock awards. (The amounts do not reflect the actual amounts that may be paid to or realized by the executive officers.) A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

(7)
This column shows the dollar amounts recognized in ATK's financial statements for reporting purposes in accordance with SFAS 123(R). (The amounts do not reflect the actual amounts that may be realized by the executive officers.) A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

(8)
These amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2009 as follows: Mr. Murphy, $1,800,000; Mr. Shroyer, $504,000; Mr. Cronin, $406,190; Mr. DeYoung, $462,000; Mr. Larson, $334,183; Mr. Dittemore, $434,500; and Mr. Marchetto, $206,219. The annual incentive compensation program and the payments are described in the Compensation Discussion and Analysis in this proxy statement. Includes amounts, if any, deferred at the direction of the executive officer pursuant to ATK's 401(k) Plan or Nonqualified Deferred Compensation Plan. The amounts also include the dollar amounts recognized in ATK's fiscal year 2009 financial statements for reporting purposes with respect to the compensation costs of outstanding long-term cash incentive awards. (The amounts do not reflect the actual amounts that may be paid to the executive officers.)

(9)
The amounts in this column represent the aggregate change in the actuarial present value of the officer's accumulated retirement benefits under the Alliant Techsystems Inc. Retirement Plan and the Alliant Techsystems Supplemental Executive Retirement Plan. See the "Pension Benefits" section in this proxy statement for additional information. The amounts for fiscal year 2007 were measured as of December 31, 2006. Effective April 1, 2007, ATK changed its measurement date for accounting purposes from December 31 to March 31. As a result, the amounts for fiscal year 2008 were measured as of March 31, 2008, and the net increase in the present value of accrued benefits was pro-rated by 12/15ths to account for 15 months of benefit growth from the prior fiscal year's information. No above-market or preferential earnings on any nonqualified deferred compensation was paid to the officers during the last fiscal year and, accordingly, no such amounts are reflected above.

(10)
The table below shows the components of this column for fiscal year 2009, which include perquisites, tax gross-ups, life insurance premiums paid by the Company for the benefit of the executive officer, Company matching contributions to ATK's defined contribution plans, and severance payments. The amounts represent the amount paid by, or the incremental cost to, the Company.

Name	Financial Planning	Relocation		Tax Gross- Ups	Perquisite Allowance (1)	Life Insurance Premium	Disability Insurance Premium	Liability Insurance Premium	Other Perquisites (2)	401(k) Plan Match or Make-up Match	Severance (3)
Murphy	$15,000	0		$11,178	$30,000	$979	$4,217	$2,800	$27,552	$9,498
Shroyer	$11,591	0		$5,632	$15,000	0	$2,117	$1,350	$4,750	$7,212
Cronin	$11,113	0		$8,714	$12,000	0	$3,428	$1,350	$6,501	$9,615
DeYoung	$10,400	$284,648	(4)	$10,735	$12,000	0	$2,666	$1,350	$852	0
Larson	$3,321	$216,178	(4)	$136,778	$12,000	0	$2,587	$1,350	$1,962	$7,454
Dittemore	$10,761	0		$7,618	$12,000	0	$3,340	$1,350	$10,153	$9,415	$1,587,823
Marchetto	0	$452		$59	$9,000	0	$1,823	$1,350	$6,401	$8,664	$473,430

  (1)
  The allowance is not a reimbursement for perquisites. Instead, the annual amount is paid in cash in monthly installments. Accordingly, executive officers have flexibility in determining how to spend their perquisite dollars and are not required to report how the amounts are used.

  (2)
  "Other" perquisites consist of executive annual physical examinations, gifts, entertainment, airplane usage, and meals and travel for spouses in attendance at business-related functions.

  (3)
  Mr. Dittemore received a lump-sum cash payment equal to one year of his current base salary of $395,000, plus one year of his maximum annual incentive compensation amount of $434,500, plus one year of his target annual long-term compensation amount of $715,000, and $27,823 for accrued vacation time. Mr. Dittemore's amount also includes an accrual of $15,500 for financial planning services. Mr. Marchetto received a lump-sum cash payment equal to one year of his current base salary of $420,000, plus $15,000 to offset the cost of continuing health care coverage, and $38,430 for accrued vacation time.

  (4)
  The amount consists of relocation and moving expenses, including expense reimbursements and loss of home value.

(11)
The amounts for Mr. Cronin and Mr. DeYoung in last year's table were misstated as $70,007 and $127,185, respectively. The amounts have been corrected to include $14,307 and $106,479, respectively, for relocation expenses that were mistakenly omitted due to timing differences at the end of the fiscal year. The amount for Mr. Larson for fiscal year 2007 was misstated as $149,224. The amount has been corrected to include relocation expenses that were mistakenly omitted.

(12)
This is the first year Mr. Marchetto's information has appeared in ATK's proxy statement.

Employment Agreement with Daniel J. Murphy

        On January 21, 2004, ATK entered into an employment agreement with Mr. Murphy. After March 31, 2007 the term of Mr. Murphy's employment as Chairman and Chief Executive Officer automatically extends annually for a one-year period if neither party objects. Automatic extensions occurred on March 31, 2008 and March 31, 2009 and no more automatic extensions may occur. The final expiration date of the agreement is March 31, 2010.

        Under the terms of the employment arrangement with Mr. Murphy, salary and annual incentive levels are subject to review by the Board from time to time but not less than once a year. In addition, among other benefits, the agreement provides for (a) participation in long-term performance incentive programs; (b) participation in employee benefit plans; (c) participation in a flexible perquisite program; (d) financial counseling reimbursement up to $15,000 per year; and (e) at termination, relocation from his home in the Minneapolis, Minnesota area to his place of choosing in the continental United States.

        Additional information regarding payments that may be made to Mr. Murphy upon termination of employment is described below under the headings "Pension Benefits" and "Potential Payments Upon Termination or Change in Control."

GRANTS OF PLAN-BASED AWARDS

        The following table summarizes the grants of equity and non-equity plan-based awards made to the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2009. The non-equity awards were granted under our Executive Officer Incentive Plan, which was approved by stockholders in 2006, and the equity awards were granted under our amended and restated 2005 Stock Incentive Plan, which was approved by stockholders in 2007.

									All Other Stock Awards: Number of Shares of Stock or Units (#)(6)			Grant Date Fair Value of Stock and Option Awards(7)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securites Underlying Options(6)	Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date(1)	Incentive Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Daniel J. Murphy	03/09/2009	Annual(2)	$450,000	$900,000	$1,800,000
	03/09/2009	Long-Term Cash(3)	$1,225,061	$2,450,123	$3,062,667
	03/09/2009	Long-Term Stock(4)				8,280	16,560	20,700				$516,920
	03/09/2009	Long-Term Stock(5)				4,141	23,660	29,575				$903,812
John L. Shroyer	03/09/2009	Annual(2)	$126,000	$252,000	$504,000
	03/09/2009	Long-Term Cash(3)	$283,000	$566,000	$707,500
	03/09/2009	Long-Term Stock(4)				1,913	3,825	4,782				$119,429
	03/09/2009	Long-Term Stock(5)				956	5,464	6,830				$208,725
John J. Cronin	03/09/2009	Annual(2)	$115,500	$231,000	$462,000
	03/09/2009	Long-Term Cash(3)	$196,000	$392,000	$490,000
	03/09/2009	Long-Term Stock(4)				1,325	2,650	3,312				$82,720
	03/09/2009	Long-Term Stock(5)				662	3,784	4,730				$144,549
Mark W. DeYoung	03/09/2009	Annual(2)	$115,500	$231,000	$462,000
	03/09/2009	Long-Term Cash(3)	$196,000	$392,000	$490,000
	03/09/2009	Long-Term Stock(4)				1,325	2,650	3,312				$82,720
	03/09/2009	Long-Term Stock(5)				662	3,784	4,730				$144,549
Blake E. Larson	03/09/2009	Annual(2)	$108,625	$217,250	$434,500
	03/09/2009	Long-Term Cash(3)	$196,000	$392,000	$490,000
	03/09/2009	Long-Term Stock(4)				1,325	2,650	3,312				$82,720
	03/09/2009	Long-Term Stock(5)				662	3,784	4,730				$144,549
	09/08/2008	Restricted Stock							3,000			$316,890
	09/08/2008	Stock Option								5,000	$105.63	$124,150
Ronald D. Dittemore		None
Carl A. Marchetto		None

(1)
The grant date is the date the Personnel and Compensation Committee of the Board of Directors met.

(2)
The amounts for each officer reflect the potential cash payout for the fiscal year 2010 annual incentive program if all performance measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2010. The material terms of the award are described above in the Compensation Discussion and Analysis under the subheading "Annual Incentive Compensation—Actions Taken For Fiscal Year 2010."

(3)
The amounts for each officer reflect the potential cash payout for the fiscal year 2010-2012 performance period if all performance measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2012. The material terms of the award are described above in the Compensation Discussion and Analysis under the subheading "Long-Term Incentive Compensation—Actions Taken For Fiscal Year 2010."

(4)
Each column shows the number of shares of common stock that may be paid out for the fiscal year 2010-2012 performance period if all financial performance growth measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2012. The material terms of the award are described above in the Compensation Discussion and Analysis under the subheading "Long-Term Incentive Compensation—Actions Taken For Fiscal Year 2010."

(5)
Each column shows the number of shares of common stock that may be paid out for the fiscal year 2010-2012 performance period if the Total Stockholder Return is satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2012. The material terms of the award are described above in the Compensation Discussion and Analysis under the subheading "Long-Term Incentive Compensation—Actions Taken For Fiscal Year 2010."

(6)
The shares of restricted stock vest 50 percent on the first anniversary of the date of grant and 50 percent on the second anniversary of the date of grant. The stock options vest on the third anniversary of the date of grant. The shares of restricted stock and stock options may also vest upon death, disability, involuntary layoff, or a qualifying termination of employment following a change in control of the Company.

(7)
This column shows the full grant date fair value of the equity awards under SFAS 123(R). Generally, for the long-term stock incentive awards relating to financial performance growth measures, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance at the threshold level. The full grant date fair value amount for the Total Stockholder Return awards assumes performance at the maximum level. Assumptions made in the calculations of these amounts may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows the unexercised stock options, restricted stock award and performance share awards not earned as of March 31, 2009 by the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Option Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Grant Date or Performance Period (1)(3)	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(9)
Daniel J. Murphy						4/01/2007-3/31/2010			48,750		$3,265,275
						4/01/2008-3/31/2011			34,094		$2,283,616
						4/01/2009-3/31/2012			20,700	(7)	$1,386,486
						4/01/2009-3/31/2012			29,575	(8)	$1,980,934
	01/22/2002	10,500		47.75	01/22/2012
	01/21/2003	30,000		59.12	01/21/2013
	01/20/2004	75,000		57.43	01/20/2011
	01/31/2005	50,000		66.58	01/31/2012
John L. Shroyer						4/01/2007-3/31/2010			11,250		$753,525
						4/01/2008-3/31/2011			7,875		$527,468
						4/01/2009-3/31/2012			4,782	(7)	$320,298
						4/01/2009-3/31/2012			6,830	(8)	$457,473
	01/22/2002	1,000		47.75	01/22/2012
	01/21/2003	6,500		59.12	01/21/2013
	01/20/2004	4,000		57.43	01/20/2011
	01/31/2005	5,000		66.58	01/31/2012
John J. Cronin						4/01/2007-3/31/2010			7,500		$502,350
						4/01/2008-3/31/2011			5,456		$365,443
						4/01/2009-3/31/2012			3,312	(7)	$221,838
						4/01/2009-3/31/2012			4,730	(8)	$316,815
	04/05/2006		12,000	78.33	04/05/2013
Mark W. DeYoung						4/01/2007-3/31/2010			7,500		$502,350
						4/01/2008-3/31/2011			5,456		$365,443
						4/01/2009-3/31/2012			3,312	(7)	$221,838
						4/01/2009-3/31/2012			4,730	(8)	$316,815
	01/31/2005	15,000		66.58	01/31/2012
Blake E. Larson						4/01/2007-3/31/2010			5,000		$334,900
						4/01/2008-3/31/2011			4,500		$301,410
						4/01/2009-3/31/2012			3,312	(7)	$221,838
						4/01/2009-3/31/2012			4,730	(8)	$316,815
						09/08/2008	3,000	$200,940
	01/20/2004	4,000		57.43	01/20/2011
	01/31/2005	15,000		66.58	01/31/2012
	09/08/2008		5,000	105.63	09/08/2015
Ronald D. Dittemore						4/01/2007-3/31/2010			5,000		$334,900
						4/01/2008-3/31/2011			1,625		$108,843
	08/18/2003	8,000		51.97	03/31/2012
	01/20/2004	10,000		57.43	01/20/2011
	01/31/2005	15,000		66.58	01/31/2012
Carl A Marchetto						4/01/2008-3/31/2011			1,364		$91,361

(1)
For better understanding of this table, we have included additional columns showing the grant date of stock options and restricted stock and the associated performance period for the performance share awards.

(2)
Stock options granted in 2002 and 2003 vested in three equal annual installments beginning on the first anniversary of the grant date. Stock options granted in 2004, 2005, 2006 and 2008 vest on the third anniversary of the grant date.

(3)
This table does not include certain performance share awards granted in 2006 that were earned for the Company's fiscal year ended March 31, 2009. These awards are shown in the Option Exercises and Stock Vested table in this proxy statement.

(4)
The restricted stock award vests 50 percent on the first anniversary of the grant date and 50 percent on the second anniversary of the grant date.

(5)
The amount in this column was calculated using a per share value of $66.98, the closing market price of ATK common stock on March 31, 2009, the last business day of the fiscal year.

(6)
The amounts shown reflect the maximum payout of the performance shares based on achievement of the highest level of performance. The vesting and payout of any performance shares for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(7)
These shares correspond to the long-term incentive award relating to financial performance growth measures, as described above in the Compensation Discussion and Analysis under the subheading "Long-Term Incentive Compensation—Actions Taken for Fiscal Year 2010."

(8)
These shares correspond to the long-term incentive award relating to the Total Stockholder Return performance measure, as described above in the Compensation Discussion and Analysis under the subheading "Long-Term Incentive Compensation—Actions Taken for Fiscal Year 2010."

(9)
The amounts in this column were calculated using a per share value of $66.98, the closing market price of ATK common stock on March 31, 2009, the last business day of the fiscal year, and assuming the maximum payout of the performance shares based on achievement of the highest level of performance.

OPTION EXERCISES AND STOCK VESTED

        The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercises of stock options and vesting of restricted stock during the fiscal year ended March 31, 2009 and the payout of performance shares that were earned during the fiscal year ended March 31, 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Daniel J. Murphy			50,000(1)	$4,281,500(3)
John L. Shroyer			7,500(1)	$642,225(3)
John J. Cronin			7,500(1)	$642,225(3)
Mark W. DeYoung			7,500(1)	$642,225(3)
Blake E. Larson			6,250(1)	$535,188(3)
Ronald D. Dittemore			2,000(2)	$227,570(2)
			5,000(2)	$334,900(2)
			7,500(1)	$642,225(3)
Carl A. Marchetto			3,650(2)	$313,024(2)
			3,650(2)	$314,776(2)

(1)
These shares reflect a payment of performance shares which vested on March 31, 2009 upon confirmation by the Personnel and Compensation Committee that the performance goals had been achieved, as described in the Compensation Discussion and Analysis under the subheading "Long-Term Incentive Compensation—Actions Taken During Fiscal Year 2009."

(2)
Represents the vesting of restricted stock. Mr. Dittemore's 2,000 shares vested on May 2, 2008 and the value realized was determined by multiplying the number of vested shares by the average of the high and low sale prices of a share of ATK common stock on the vesting date. Mr. Dittemore's 5,000 shares vested on March 31, 2009 and Mr. Marchetto's shares vested on December 31, 2008 and January 2, 2009. The value realized was determined by multiplying the number of vested shares by the closing market price of a share of ATK common stock on the vesting date.

(3)
The value realized was determined by multiplying the number of vested shares by the closing market price of a share of ATK common stock on May 19, 2009, the payment date, which was $85.63. The Company withheld shares of ATK common stock from the amounts shown for each officer having a value equal to the applicable tax withholding requirement. Mr. Murphy and Mr. Shroyer each deferred payment of 100% of their shares. As a result of the deferral, and in lieu of payment of the shares, the officers' respective accounts under ATK's Nonqualified Deferred Compensation Plan were credited with deferred stock units. The number of units credited to each account was determined on a one-for-one basis equal to the number of shares that would otherwise have been paid, reduced by the number of shares having a value equal to ATK's Medicare tax withholding obligation as a result of the deferral of payment of the shares. The deferred stock units will be settled 100% in ATK common stock following termination of employment or such other date specified by the officer under the terms of the Nonqualified Deferred Compensation Plan.

PENSION BENEFITS

        ATK maintains various tax-qualified defined benefit retirement plans covering most employees. The plans were closed to new participants as of January 1, 2007 (except for certain employees covered by collective bargaining agreements). These qualified defined benefit plans are funded by employer contributions. Currently, all of the named executive officers, except Mr. Marchetto, participate in the Alliant Techsystems Inc. Pension and Retirement Plan (the "ATK Retirement Plan").

        The Internal Revenue Code limits the benefits that may be paid from our tax-qualified plan. The Alliant Techsystems Inc. Supplemental Executive Retirement Plan (the "ATK SERP") was established to provide benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. A grantor trust was established under which certain funds have been set aside to satisfy some of the obligations under the ATK SERP. If the funds in the trust are insufficient to pay amounts payable under the ATK SERP, the Company will pay the deficiency. Mr. Murphy's employment agreement provides for additional retirement benefits payable from the ATK SERP, beyond just those restored due to the IRS qualified plan limitations or by participation in the ATK Nonqualified Deferred Compensation Plan. Mr. Cronin also has additional retirement benefits payable from the ATK SERP. These special provisions are described below.

ATK Retirement Plan

        Due to acquisitions and benefit plan mergers, the ATK Retirement Plan contains various benefit formulas that apply to certain groups of employees. The benefit formulas that apply to the named executive officers include the Pension Equity Plan formula, the Aerospace Pension Plan formula, and the Alliant Cash Balance Plan formula. Messrs. Murphy, Dittemore and Cronin are covered by the Pension Equity Plan formula, Mr. DeYoung is covered by the Aerospace Pension Plan formula, and Messrs. Shroyer and Larson are covered by the Alliant Cash Balance Plan formula. The elements of compensation used in applying the payment and benefit formula generally include base salary plus annual incentive payments when paid (and, for the year of termination of employment, incentive payments that are imputed to the last month of employment), up to the applicable IRS maximum compensation limit.

        Historically, employees were vested after five years of vesting service, but as of January 1, 2008, vesting in the Pension Equity Plan formula or Cash Balance Plan formula occurs after three years of vesting service. Messrs. Murphy, Shroyer, Cronin, DeYoung, Larson, and Dittemore are vested in their ATK Retirement Plan benefits.

        The normal retirement age for the plan is age 65.

Pension Equity Plan

        ATK adopted the Pension Equity Plan ("PEP") formula effective January 1, 2004 for new employees and existing employees who had less than 15 years of credited service as of December 31, 2003. The PEP formula calculates benefits as a lump sum amount equal to:

  •
  5.5% of final average earnings up to one-half of the social security wage base, plus 11% of final average earnings in excess of one-half of the social security wage base,

  •
  multiplied by years of credited service.

        Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings. The social security wage base as of March 31, 2009 is $106,800.

        Additionally, for employees who were participants in the ATK Retirement Plan prior to January 1, 2004, the PEP benefit is not less than the benefit computed based on the prior plan formula accrued through December 31, 2003, plus the PEP formula for service beginning January 1, 2004. Mr. Murphy's accrued benefit as of December 31, 2003 as determined under the prior Aerospace Pension Plan formula is $716 (as a monthly annuity payable at age 65). The lump sum value of this benefit, plus the future service PEP benefit is slightly greater than the PEP benefit based on all service, using the current valuation assumptions.

        Upon termination of employment, the Pension Equity Plan permits immediate distribution of the vested benefits to any participant regardless of age in a variety of actuarially equivalent annuity payment forms or as a lump sum payment. If a participant chooses to leave his or her balance in the plan, interest is credited at a rate of 4% annually to the earlier of the actual benefit payment date or the month of the participant's 65th birthday. The interest rate and mortality table used to convert the lump sum to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.

Aerospace Pension Plan

        The Aerospace Pension Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined ATK in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated or began employment in a location offering this formula. This formula contains provisions similar to those of the Hercules plan that covered the Hercules location employees prior to the acquisition.

        The Aerospace Pension Plan provides an annuity benefit determined based on final average earnings and the participant's years of credited service. The benefit is equal to:

  •
  1.2% of final average earnings up to one-half of the social security wage base (as in effect for the 12 months prior to termination), plus 1.6% of final average earnings in excess of one-half of the social security wage base (as in effect for the 12 months prior to termination),

  •
  multiplied by years of credited service.

        Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings. The social security wage base as in effect for the 12 months prior to termination as of March 31, 2009 is $103,200.

        Benefits are paid in a variety of actuarial equivalent monthly annuity options at retirement. Additionally, participants may elect to receive up to 51% of their benefit in a lump sum payment.

        Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 benefit, and with a reduced benefit on or after age 55. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years.

Alliant Cash Balance Formula

        Effective April 1, 1992, the pension plan formula then in effect was amended to provide benefits based upon a cash balance account formula. The cash balance formula continues to apply to employees who were participants in the pension plan as of April 1, 1992, or were hired after April 1, 1992 and not covered by one of the subsequently acquired plan formulas, but who had at least 15 years of credited service as of December 31, 2003.

        Messrs. Shroyer's and Larson's initial cash balance accounts were equal to the lump sum value as of April 1, 1992 of their accrued benefit under the prior pension plan formula at that time. The cash balance accounts are credited monthly with a percentage of pension earnings that increases with length of service as follows:

Years of Service	Percentage of Pension Earnings	Additional Percentage for Earnings in excess of Social Security Wage Base
Less than 5	3.5%	3.5%
5 to 9	4.5%	4.5%
10 to 14	5.5%	5.5%
15 to 19	6.5%	5.5%
20 to 24	7.5%	5.5%
25 or more	8.5%	5.5%

        Account balances are credited monthly with interest equal to one-twelfth of the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. The interest crediting rate for calendar year 2009 is 2.5%.

        The Cash Balance Plan benefit is not less than the lump sum equivalent of a monthly benefit of $47.50 multiplied by years of credited service payable at age 65.

        At retirement, which may occur at or after age 55, a participant's vested account balance is payable as a monthly annuity or an annuity with a lump sum payment at age 62 or, if retirement occurs at or after age 62, as an optional lump sum payment. The interest rate and mortality table used to convert the cash account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences. Participants who terminate employment before age 55 may receive a lump sum payment at age 65.

Supplemental Executive Retirement Plan

        The ATK SERP provides benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. The IRS annual salary limitation (Section 401(a)(17) of the Internal Revenue Code) and certain other IRS requirements reduce pension benefits from tax-qualified pension plans for certain highly compensated employees. The ATK SERP is designed to offset these limitations.

        The applicable benefits from the ATK SERP are generally based on the same benefit formula and provisions as the underlying qualified plan formula that applies to the participant. SERP benefits are paid in a lump sum the later of six months or the January 31 following the calendar year of termination, including interest from the first day of the month following termination to the actual payment date. The ATK SERP benefit is converted to a lump sum payment based on an annual interest rate that is the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments, except for formulas which already determine the benefit as a lump sum amount.

        Employees vest in the ATK SERP benefits at the same time their benefits vest under the qualified pension plan.

        The ATK SERP provides certain executives covered by the Alliant Cash Balance Plan formula with the right to receive a benefit based on the greater of the PEP formula or the Cash Balance Plan formula, if they remain employed until at least age 55. This provision will apply to Mr. Shroyer and Mr. Larson if they remain employed with ATK until at least age 55. The benefit included in the Pension Benefits table below does not include any value for this provision since neither is yet age 55. The amount of the additional benefit (if any) depends on actual pension earnings and actual cash balance interest credits through the date of determination.

ATK SERP—Special Agreement Benefits

Daniel J. Murphy

        The ATK SERP includes a special schedule of benefits for Mr. Murphy based on his employment agreement. Mr. Murphy's employment agreement provides for a supplemental executive retirement plan ("SERP") benefit payable to him based on the following schedule:

If Termination of Employment is:	Benefit Percentage is:
On or after March 31, 2004 and before March 31, 2005	5.0%
On or after March 31, 2005 and before March 31, 2006	15.0%
On or after March 31, 2006 and before March 31, 2007	25.0%
On or after March 31, 2007 and before March 31, 2008	35.0%
On or after March 31, 2008 and before March 31, 2009	45.0%
On or after March 31, 2009 and before March 31, 2010	50.0%
On or after March 31, 2010 and before March 31, 2011	52.5%
On or after March 31, 2011	55.0%

        The benefit percentage is multiplied by his final average earnings to determine a monthly annuity amount. Final average earnings is calculated using the highest 60 consecutive months during the preceding 120 months of base salary and annual cash incentive amounts, but only including months since February 2004 (the effective date of the employment agreement). The SERP benefit amount is reduced by the benefit amount payable to Mr. Murphy under the qualified pension plan.

        Mr. Murphy's SERP benefit will be paid in a lump sum the later of six months or the January 31 following the calendar year of termination, including interest from the first day of the month following termination to the actual payment date. The SERP benefit is converted to a lump sum payment based on an annual interest rate that is the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments.

        Mr. Murphy vested in his SERP retirement benefit in December 2005. However, pursuant to his employment agreement, if ATK terminates Mr. Murphy's employment for cause during the term of the agreement, the supplemental retirement benefits described above will be forfeited. If Mr. Murphy dies or becomes disabled, his credited service under the SERP will be imputed through the end of the fiscal year of death or disability.

John J. Cronin

        The ATK SERP includes special benefits for Mr. Cronin, which were offered to him at the time he was offered employment with the Company. Mr. Cronin will receive a lump sum benefit, in addition to any regular SERP benefit payble to him, equal to $600,000, under one of the following conditions: (1) he remains employed until at least age 55; (2) he is terminated involuntarily (but not for cause) before he is 55 years old; (3) he is terminated due to a change in control of the Company; or (4) he is receiving benefits under ATK's long-term disability plan at age 55. If Mr. Cronin voluntarily terminates or is terminated for cause prior to age 55, the additional benefit amount is forfeited. If Mr. Cronin dies prior to age 55 while he is an ATK employee, his beneficiary will receive the additional $600,000 benefit. This benefit is included in the amounts shown in the pension benefits table below, assuming that Mr. Cronin remains employed with ATK until at least age 55.

        Mr. Cronin's benefit will increase by $200,000 each additional year after age 55, up to a maximum of $1,600,000 if he remains employed with ATK until at least age 60.

Pension Benefits

        The following table provides information concerning each ATK defined benefit plan that provides for payments or benefits to any of the named executive officers.

Pension Benefits

Name	Plan Name	Number of Years Credited Service(1)		Present Value of Accumulated Benefits($)		Payments During Last Fiscal Year ($)
Daniel J. Murphy	ATK Retirement Plan	8.333		$169,827		$0
	ATK SERP	N/A	(2)	$12,282,899		0
John L. Shroyer	ATK Retirement Plan	23.667		$130,764		0
	ATK SERP	23.667		$145,576		0
John J. Cronin	ATK Retirement Plan	3.000		$40,946		0
	ATK SERP	3.000		$468,686	(3)	0
Mark W. DeYoung	ATK Retirement Plan	24.250		$388, 317		0
	ATK SERP	24.250		$1,169,232		0
Blake E. Larson	ATK Retirement Plan	27.750		$210,253		0
	ATK SERP	27.750		$152,715		0
Ronald D. Dittemore	ATK Retirement Plan	5.667		$87,820		0
	ATK SERP	5.667		$225,249		0

(1)
Credited service is determined in years and months as of March 31, 2009.

(2)
Credited service is not used in the determination of Mr. Murphy's SERP benefit, but rather the benefit percentage is defined by the terms of his employment agreement based on the date on which he retires.

(3)
This amount assumes that Mr. Cronin remains employed until at least age 55, thereby qualifying for the special SERP benefit.

Assumptions

        The "Present Value of Accumulated Benefits" is based on the same assumptions as those used for the valuation of the plan liabilities in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2009. The assumptions made in the calculations of these amounts may be found in Note 10 to the audited financial statements in ATK's Form 10-K.

        The Cash Balance Plan benefits are projected from the current account value to age 65 assuming that the interest crediting rate is 4%. (Last year's assumed rate was 4.8%.) Retirement age is assumed to be age 65, except for Mr. Murphy's SERP benefit, Mr. DeYoung's benefits and Mr. Cronin's additional SERP benefit. For Mr. Murphy, retirement as of March 31, 2010 is assumed because he is already eligible to retire. For Mr. DeYoung, age 60 is used since this is the unreduced retirement age for the Aerospace Pension Plan formula. For Mr. Cronin, age 60 is used for his entire SERP benefit because this is when the special SERP benefit is unreduced. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.

        All SERP benefits are assumed to be paid as a lump sum in accordance with the plan document.

        "Credited Service" includes only service with ATK (or certain acquired employers). In general, ATK does not grant extra years of credited service.

 NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY($)	Aggregate Earnings in Last FY($)	Aggregate Withdrawals/ Distributions ($)(2)	Aggregate Balance at Last FYE ($)(3)
Daniel J. Murphy	0	0	$(882,174)	0	$1,616,636
John L. Shroyer	$306,035	0	$(655,931)	0	$1,119,189
John J. Cronin	0	0	$(73,190)	0	$204,169
Mark W. DeYoung	0	0	$(361,584)	$(71,897)	$696,288
Blake E. Larson	0	0	$(132,165)	0	$335,923
Ronald D. Dittemore	0	0	$(280,340)	0	$759,207
Carl A. Marchetto	$19,385	0	$(4,911)	0	$18,374

(1)
The amounts in this column include fiscal year 2009 salary deferrals for Mr. Marchetto of $19,385, which amount is also included in the Summary Compensation Table in the salary column, and Mr. Shroyer's deferral of performance shares in May 2008 for the performance period of April 1, 2006-March 31, 2008. This column does not include deferrals of annual incentive payments or performance awards for performance periods ended March 31, 2009 because those amounts were not actually credited to the participants' accounts until fiscal year 2010. The value of fiscal year 2009 annual incentive compensation that was deferred and not credited until fiscal 2010 is as follows: Mr. Cronin $203,095; and Mr. Marchetto $51,555. The value of fiscal year 2009 performance shares that were deferred and not credited until fiscal 2010 is as follows: Mr. Murphy, $4,219,418; and Mr. Shroyer, $632,891.

(2)
Mr. DeYoung previously elected to receive an installment to be paid on July 1, 2008.

(3)
In addition to the amounts included from the first column of the table above, the following amounts represent aggregate contributions made by the executive officer or the Company since the officer's commencement of participation in the plan. Deferrals and contributions in prior years were previously reported as compensation in the Summary Compensation Table in ATK's proxy statement for the applicable years for those officers who were named in the Summary Compensation Table in those years. The aggregate earnings represent the cumulative earnings on the original deferred amounts.

Name	Salary Deferrals	Annual Cash Incentive Deferrals	Performance Share Deferrals	Company Discretionary Contributions		Withdrawals/ Distributions	Aggregate Earnings	Balance
Murphy	$246,381	$610,786		$746,590	(1)		$12,879	$1,616,636
Shroyer	$85,322	$208,100	$1,399,767				$(574,000)	$1,119,189
Cronin	$119,519	$154,000		$8,800	(2)		$(78,150)	$204,169
DeYoung		$116,378	$829,303			$(71,897)	$(177,496)	$696,288
Larson		$308,888					$27,035	$335,923
Dittemore		$422,852	$556,351				$(219,996)	$759,207
Marchetto	$23,262						$(4,888)	$18,374

  (1)
  As previously disclosed in ATK's proxy statement dated June 23, 2004, this amount represents a special bonus paid to Mr. Murphy to recognize his transition to Chief Executive Officer. The amount reflects the dollar value at the time of deferral of 13,000 units of ATK phantom stock.

  (2)
  This amount reflects Mr. Cronin's 401(k) make-up match for calendar year 2007.

        All of ATK's executive officers are eligible to participate in the ATK Nonqualified Deferred Compensation Plan. Participants in the Plan generally may elect to defer up to 70% of salary and 100% of cash or equity incentive compensation. ATK may credit to participants' accounts under the Plan certain additional amounts relating to foregone matching contributions under ATK's 401(k) Plan. Under the Plan, ATK may also make additional discretionary contributions to participants' accounts.

        The Plan is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by ATK to pay participants benefits in the future. However, ATK has established a nonqualified grantor trust commonly known as a "Rabbi Trust." The assets of the Rabbi Trust will be used to pay benefits, but the assets of the Trust remain subject to the claims of ATK's general creditors.

        Participants' account balances are credited with earnings and investment gains and losses by assuming that the deferred amounts were invested in one or more investment funds made available by ATK from time to time under the Plan. The investment alternatives include funds with different degrees of risk and, for amounts credited before January 1, 2005, include ATK common stock as an investment alternative. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time, except for amounts credited to the ATK common stock investment alternative. After January 1, 2005, only deferrals of equity performance awards may be credited to, and must remain credited to, the ATK common stock investment alternative.

        The investment alternatives are based on the following funds, which generally correspond to the investment funds made available under ATK's 401(k) Plan. The corresponding rates of return shown below are based on our fiscal year ended March 31, 2009.

Fund Name	FY09 Return
Managed Income Portfolio II—Class 3	3.44
Fidelity U.S. Bond Index	2.68
PIMCO Total Return Institutional Class	2.97
Vanguard Windsor II—Admiral Shares	-37.85
Spartan Total Market Index—Investor Class	-37.97
Vanguard Institutional Index—Institutional Shares	-38.02
Fidelity Contrafund	-33.79
American Funds Growth Fund of America—Class R5	-36.29
Goldman Sachs Mid Cap Value—Institutional Class	-37.47
T. Rowe Price Mid-Cap Growth	-33.22
Allianz NFJ Small Cap Value—Institutional Fund	-33.96
Frontegra Ironbridge Small Cap	-36.66
Fidelity Diversified International	-46.53
Dodge & Cox Balanced	-35.25
Fidelity Freedom Income	-11.97
Fidelity Freedom 2000	-13.60
Fidelity Freedom 2010	-25.06
Fidelity Freedom 2015	-26.45
Fidelity Freedom 2020	-31.39
Fidelity Freedom 2025	-32.84
Fidelity Freedom 2030	-36.25
Fidelity Freedom 2035	-37.11
Fidelity Freedom 2040	-38.20
Fidelity Freedom 2045	-38.60
Fidelity Freedom 2050	-40.19
Alliant Techsystems Inc.	-34.91

        Generally, payouts from the Plan cannot be made until termination of employment, the participant becomes totally and permanently disabled, the participant has an unforeseeable financial emergency, or the date of a scheduled distribution as elected by the participant under rules specified in the Plan. A participant may request a distribution of amounts deferred before January 1, 2005, subject to the forfeiture of 10% of the amount withdrawn. Payouts may be in a lump sum payment or installment payments over five, ten, or fifteen years. Payouts may commence as soon as practicable following the occurrence of a distribution event; however, for amounts deferred after 2004, a payout cannot begin until six months after termination of employment for certain participants. Payouts are made in cash, except with respect to deferrals of equity performance awards after January 1, 2005, which are paid in shares of ATK common stock equal to the number of shares that were deferred.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments Made Upon Voluntary or Involuntary Termination

        If the employment of any of the named executive officers is voluntarily or involuntarily terminated (other than retirement, involuntary termination not "for cause" or layoff, as described below), no additional payments or benefits will accrue or be paid to the individual, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table," "Pension Benefits," and "Nonqualified Deferred Compensation." A voluntary or involuntary termination will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards.

        If one of the named executive officers had retired on March 31, 2009, a prorated amount of the executive officer's performance stock award for the fiscal year 2008-2010 and fiscal year 2009-2011 performance periods would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming threshold performance and using the closing market price of ATK common stock on March 31, 2009, the amounts of these performance stock award payments for those named executive officers who were retirement eligible on March 31, 2009 would be: Mr. Murphy, $1,175,222. If one of the named executive officers had retired on March 31, 2009, a prorated amount of the executive officer's performance cash awards for fiscal year 2008-2010 and fiscal year 2009-2011 performance period would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming threshold performance, the amounts of these performance cash award payments for those named executive officers who were retirement eligible on March 31, 2009 would be: Mr. Murphy, $719,000. Other outstanding performance awards would be forfeited.

        If the named executive officer engages in certain specific activities before payment of the supplemental executive retirement plan benefit, the executive will forfeit the benefit provided under ATK's supplemental executive retirement plan as described above in this proxy statement under the heading "Pension Benefits."

Payments Made Upon Layoff

        If the employment of any of the named executive officers, except for Mr. Murphy, is terminated by ATK for convenience or a reduction in force due to lack of business or reorganization, the officer would be eligible for a lump sum payout equal to 12 months base salary, an additional $15,000 to defray health care costs, and an estimated $10,000 of outplacement services. In return, the officer is required to execute a general release of claims against ATK and agree to confidentiality, non-compete, non-solicitation, and non-disparagement provisions for the one-year severance period. If a breach of any of these post-employment restrictions occurs, ATK is entitled to stop payment on the severance benefit and recover payments already made. On December 17, 2008, ATK entered into an agreement with Carl A. Marchetto, former Senior Vice President and President, ATK Space Systems, regarding his termination of employment. Under the terms of his agreement with the Company, Mr. Marchetto received a lump-sum payment of $420,000, equal to 12 months of base salary, an additional lump-sum payment of $15,000 to offset the cost of continuing health care coverage, and PTO payout of $38,430. These amounts are reflected in footnote 10 of the Summary Compensation Table. Mr. Marchetto is also entitled to receive outplacement services.

        Under Mr. Murphy's employment agreement, in the event of a termination without cause during the term of employment, Mr. Murphy would be paid a lump sum payment equal to 24 months base salary.

        In the event of a layoff of any of the named executive officers, vesting is not accelerated for stock options. Our standard restricted stock and performance award agreements provide for certain payments of the awards in the event of a layoff. Shares of restricted stock immediately vest. Mr. Larson is the only named executive officer who has an outstanding restricted stock award and the value of his award, based on the closing price of ATK common stock on March 31, 2009, would have been $200,940. For the named executive officers who have outstanding performance stock awards for the fiscal year 2008-2010 and fiscal year 2009-2011 performance periods, a prorated amount of the officer's 2008-2010 and 2009-2011 performance award would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming threshold performance and using the closing market price of ATK common stock on March 31, 2009, the amounts of these performance award payments for those named executive officers who have outstanding awards would be: Mr. Murphy, $1,175,222; Mr. Shroyer, $271,269; Mr. Cronin, $182,686; Mr. DeYoung, $182,686; and Mr. Larson, $129,495. For the named executive officers who have outstanding performance cash awards for fiscal year 2008-2010 and fiscal year 2009-2011, a prorated amount of the officer's 2008-2010 and 2009-2011 performance award would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming threshold performance, the amounts of these performance award payments for those named executive officers who have outstanding awards would be: Mr. Murphy, $719,000; Mr. Shroyer, $166,000; Mr. Cronin, $112,683; Mr. DeYoung, $112,683; and Mr. Larson, $83,567. Other outstanding performance awards would be forfeited.

Payments Made Upon Disability

        If the employment of any of the named executive officers who have received stock options or other long-term incentive awards is terminated due to disability, our standard award agreements provide for the:

  •
  acceleration of vesting of a prorated amount of any stock options, based on the period of employment during the vesting period,

  •
  acceleration of vesting of shares of unvested restricted stock, and

  •
  payment of a prorated amount of the executive officer's performance award at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment.

        The amounts of these payments are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

Payments Made Upon Death

        If any of the named executive officers who have received stock options or other long-term incentive awards dies, the treatment of equity awards is similar to that outlined above for termination due to disability, except with respect to performance awards. Outstanding awards would be paid to the officer's estate as soon as administratively possible at the threshold performance level. The payment would be prorated for the period of active service during the performance period.

        The amounts of these payments are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

Potential Payments Upon Change in Control

        The purpose of the Alliant Techsystems Inc. Income Security Plan is to provide income security protection to certain executives of ATK in the event of a "qualifying termination" following a change in control of ATK. Generally, a "qualifying termination" is an involuntary termination of employment without "cause" or a voluntary termination of employment for "good reason." For purposes of the Income Security Plan, a "change in control" includes:

  •
  An acquisition of 40% or more of the voting power of securities entitled to vote in the election of directors;

  •
  The consummation of a reorganization, merger, asset sale, or other transaction that results in existing stockholders owning less than 60% of the Company's outstanding voting securities;

  •
  A change in a majority of the incumbent directors (including directors approved by a majority of the incumbents);

  •
  Approval by the stockholders of a complete liquidation or dissolution of the Company; or

  •
  Any other circumstance which the Board determines to be a change in control for purposes of this Plan after giving due consideration to the nature of the circumstances then presented.

        The amounts of the payments that would be made to the named executive officers if a "qualifying termination" occurred on March 31, 2009 are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

        Participation in the Plan is limited to executive officers of ATK who are required to file reports of beneficial ownership of ATK securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Section 16 Reporting Officers") and any employee selected by the Personnel and Compensation Committee of the Board of Directors as a covered employee. Within the Plan, participants are divided into two tiers with different levels of payments and benefits:

  •
  "Tier 1 Participants," who are ATK's Chairman and Chief Executive Officer, Senior Vice President and Chief Financial Officer, Chief Operating Officer (not a position used currently) and Senior Vice President and General Counsel; and

  •
  "Tier 2 Participants," who are all other Section 16 Reporting Officers and any employee selected by the Committee as a covered employee.

In the event of a "qualifying termination," as defined in the Plan, each participant in the Plan will receive:

  •
  base salary and other compensation earned through the date of termination to the extent not already paid;

  •
  a prorated portion of the annual cash incentive payment for the fiscal year in which the termination occurs, calculated based on (a) the target level of performance if the termination occurs within the first three quarters of the fiscal year or (b) the greater of projected actual performance or target performance if the termination occurs within the fourth quarter of the fiscal year;

  •
  immediate full vesting of any outstanding stock awards, other than performance vesting stock awards;

  •
  payment of outstanding performance vesting stock awards and long-term cash incentive plan awards at the threshold level of performance;

  •
  a cash payment equal to the value of perquisites that ATK would have provided for a period of one year following termination; and

  •
  payment for reasonable legal fees and expenses incurred in good faith by the participant to obtain benefits if ATK does not pay benefits under the Plan.

Tier 1 Participants will also receive:

  •
  a cash payment equal to three times the participant's annual base salary and current annual cash incentive opportunity, assuming the target level of performance had been achieved;

  •
  a cash payment equal to three times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

  •
  a cash payment equal to the value of benefits that ATK would have provided to the participant under ATK's group health plan for a period of three years following termination;

  •
  an additional supplemental retirement benefit equal to the increased benefit that the participant would have received for the additional age and service that would have been credited under ATK's supplemental retirement plan during the three-year period following the date of the termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation; and

  •
  a gross-up payment necessary to cover any excise taxes payable on benefits received.

Tier 2 Participants will also receive:

  •
  a cash payment equal to two times the participant's annual base salary and current annual cash incentive amount opportunity, assuming the target level of performance had been achieved;

  •
  a cash payment equal to two times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

  •
  a cash payment equal to the value of benefits that ATK would have provided to the participant under ATK's group health plan for a period of two years following termination;

  •
  an additional supplemental retirement benefit equal to the increased benefit that the participant would have received for the additional age and service that would have been credited under ATK's supplemental retirement plan during the two-year period following the date of termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation; and

  •
  a gross-up payment necessary to cover any excise taxes payable on benefits received; provided, however, that if the aggregate present value of payments made for the participant's benefit (whether paid or payable pursuant to the terms of the Plan or otherwise) does not exceed 110% of the greatest amount (the "Safe Harbor Amount") that could be paid to the participant such that the receipt of payments under the Plan would not give rise to any excise tax, then the amounts payable to the participant under the Plan would be reduced so that the aggregate present value of payments made for the participant's benefit would be reduced to the Safe Harbor Amount and no gross-up payment would be made.

        The cash payments described above (other than the supplemental retirement benefit) will be paid in a lump sum within 30 days after the end of the six-month period following the date of a participant's "qualifying termination." The supplemental retirement benefit is paid the later of six months following termination of employment or January 31st of the following calendar year. The excise tax gross-up payment is made the later of 30 days following the determination that a gross-up payment is required and six months following the termination of employment. A participant is entitled to such benefits under the Plan in consideration of his or her execution of a separation agreement and general release of claims (the "Release"). ATK's obligation to provide benefits to a participant will be conditioned on the participant's continuing compliance with the confidentiality and non-disparagement, non-competition and non-solicitation covenants set forth in the Release and the covenants to provide services to ATK set forth in the Release. The obligations of the participants have a duration of three years for Tier 1 participants and two years for Tier 2 participants. If a breach of these post-employment restrictions occurs, ATK is entitled to injunctive relief and any other legal or equitable remedies.

 Potential Payments Upon Disability, Death or Termination After a Change in Control

        The following table shows potential payments to the named executive officers upon disability and death or termination following a change in control. The amounts shown assume that the termination was effective March 31, 2009, the last business day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination in addition to the base salary and annual incentive earned during fiscal year 2009 and any applicable retirement amounts payable to the executive officers discussed above under the heading "Pension Benefits" in this proxy statement. The actual amounts to be paid can only be determined at the actual time of an officer's termination.

Name	Type of Payment	Payments Upon Disability or Death		Payments Upon Involuntary or Good Reason Termination After a Change in Control
Daniel J. Murphy	Severance Payment	—		$5,400,000
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$1,175,222	(1)	$2,219,550	(4)
	Cash Long-Term Incentive	$719,000		$1,578,500	(5)
	Health and Welfare Benefits	—		$20,700	(6)
	Retirement (pension and 401(k) cash payment)	—		$4,521,071
	Perquisites	—		$45,000	(7)
	Gross-Up Payment	—		—
	Total	$1,894,222		$13,784,821

John L. Shroyer	Severance Payment	—		$2,016,000
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$271,269	(1)	$512,397	(4)
	Cash Long-Term Incentive	$166,000		$364,500	(5)
	Health and Welfare Benefits	—		$37,944	(6)
	Retirement (pension and 401(k) cash payment)	—		$428,189
	Perquisites	—		$25,000	(7)
	Gross-Up Payment	—		$1,354,730	(8)
	Total	$437,269		$4,738,760

John J. Cronin	Severance Payment	—		$1,302,000
	Equity
	Stock Options	$0	(2)	$0
	Restricted Stock	—		—
	Performance Awards	$182,686	(1)	$347,124	(4)
	Cash Long-Term Incentive	$112,683		$249,050	(5)
	Health and Welfare Benefits	—		$21,576	(6)
	Retirement (pension and 401(k) cash payment)	—		$835,370
	Perquisites	—		$22,000	(7)
	Gross-Up Payment	—		—
	Total	$295,369		$2,777,120

Mark W. DeYoung	Severance Payment	—		$1,302,000
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$182,686	(1)	$347,124	(4)
	Cash Long-Term Incentive	$112,683		$249,050	(5)
	Health and Welfare Benefits	—		$22,440	(6)
	Retirement (pension and 401(k) cash payment)	—		$296,566
	Perquisites	—		$22,000	(7)
	Gross-Up Payment	—		—
	Total	$295,369		$2,239,180

Name	Type of Payment	Payments Upon Disability or Death		Payments Upon Involuntary or Good Reason Termination After a Change in Control

Blake E. Larson	Severance Payment	—		$1,224,500
	Equity
	Stock Options	$0	(2)	$0
	Restricted Stock	$200,940	(3)	$200,940
	Performance Awards	$129,495	(1)	$254,524	(4)
	Cash Long-Term Incentive	$83,567		$158,350	(5)
	Health and Welfare Benefits	—		$25,296	(6)
	Retirement (pension and 401(k) cash payment)	—		$315,680
	Perquisites	—		$22,000	(7)
	Gross-Up Payment	—		—
	Total	$414,002		$2,201,290

(1)
Estimates for the performance awards for the fiscal year 2008-2010 and fiscal year 2009-2011 performance periods assume payout at threshold performance level, consistent with the terms of the Income Security Plan. Value determined by multiplying the number of shares payable by $66.98, the closing market price of a share of ATK common stock on March 31, 2009, the last business day of the fiscal year.

(2)
Value determined by multiplying the number of options by the spread between the option price and closing market price of a share of common stock on March 31, 2009, the last business day of the fiscal year. As of March 31, 2009, the options had no value. On March, 31, 2009, the exercise price of Mr. Cronin's options was $78.33; and the exercise price of Mr. Larson's options was $105.63. The closing price of ATK common stock on March 31, 2009 was $66.98.

(3)
Value determined by multiplying the number of shares that vest by $66.98, the closing market price of a share of ATK common stock on March 31, 2009, the last business day of the fiscal year.

(4)
Estimates for the performance awards for the fiscal year 2008-2010 and fiscal year 2009-2011 performance periods assume payout at threshold performance level, consistent with the terms of the Income Security Plan. Values determined by multiplying the number of shares payable by $66.98, the closing market price of a share of ATK common stock on March 31, 2009, the last business day of the fiscal year.

(5)
Estimates for the cash long-term incentive awards for the fiscal year 2008-2010 and fiscal year 2009-2011 performance periods assume payout at threshold performance level, consistent with the terms of the Income Security Plan.

(6)
For purposes of quantifying health and welfare benefits, ATK's annual premium cost was multiplied by three for each of Messrs. Murphy and Shroyer and multiplied by two for each of Messrs. Cronin, DeYoung and Larson.

(7)
Perquisites consist of financial planning and the perquisite allowance.

(8)
In the case of a change in control, calculations as specified under Internal Revenue Code Section 280G were applied to the various benefits the executive officers would receive in order to determine if any excise taxes would be triggered under Internal Revenue Code Section 4999 and, if so, the amount of any gross-up payments that would be required under the terms of ATK's Income Security Plan.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that each of Douglas L. Maine, Roman Martinez IV, Mark H. Ronald and William G. Van Dyke is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website. The Audit Committee has sole authority to appoint, terminate or replace the Company's independent registered public accounting firm, which reports directly to the Audit Committee.

        The Audit Committee reviews the Company's financial statements and the Company's financial reporting process. Management has the primary responsibility for the Company's financial statements and internal control over financial reporting, as well as disclosure controls and procedures.

        In this context, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm, the Company's audited consolidated financial statements for the fiscal year ended March 31, 2009. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended or supplemented.

        The Audit Committee has received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm's independence.

        Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2009, filed with the Securities and Exchange Commission.

Audit Committee
Douglas L. Maine, Chair
Roman Martinez IV
Mark H. Ronald
William G. Van Dyke

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP acts as ATK's independent registered public accounting firm and also provides certain other services.

        Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, ATK's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.

        The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for each of the last two fiscal years. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee.

	Fiscal Year Ended 3/31/2009	Fiscal Year Ended 3/31/2008
Audit Fees	$1,967,290	$2,047,840
Audit-Related Fees	229,915	235,500
Tax Fees	216,965	289,033
All Other Fees	0	0

Total Fees	$2,414,170	$2,572,373

        The Audit Fees billed or to be billed for the fiscal years ended March 31, 2009 and 2008 were for professional services rendered for audits of the annual consolidated financial statements and internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of the quarterly financial statements.

        The Audit-Related Fees billed in each of the fiscal years ended March 31, 2009 and 2008 were primarily for services relating to employee benefit plan audits. The amount for fiscal 2008 also included acquisition-related services.

        The Tax Fees billed in each of the fiscal years ended March 31, 2009 and 2008 were primarily for services related to tax compliance. There were no tax fees paid for tax planning in fiscal 2009 and 2008.

 PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as ATK'S independent registered public accounting firm to audit ATK's financial statements for the fiscal year ending March 31, 2010. Stockholders are asked to ratify this appointment. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

        Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as ATK's independent registered public accounting firm.

PROPOSAL 3

APPROVAL OF ALLIANT TECHSYSTEMS INC.
2005 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

Proposed Amendments

        We are asking our stockholders to approve an amendment and restatement of the Alliant Techsystems Inc. 2005 Stock Incentive Plan (the "Plan"). The Plan provides for the grant of stock-based awards to employees, officers and non-employee directors of the Company as determined by the Personnel and Compensation Committee (the "Committee") of the Board of Directors. The Plan is the sole active plan for providing equity compensation to eligible employees and non-employee directors of ATK. The primary purpose of amending the Plan is to increase the number of shares of common stock available for issuance under the Plan by 850,000 shares. The Plan was originally approved by our stockholders at the annual meeting of stockholders in August 2005. In July 2007, our stockholders approved an amendment and restatement of the Plan that reallocated shares authorized for grants of stock options to additional shares authorized for grants of performance awards. The 2007 amendments resulted in a reduction in the total number of shares authorized for awards under the Plan from 3,000,000 to 1,532,360. In May 2009, the Board of Directors approved the further amendment and restatement of the Plan, subject to stockholder approval. Specifically, the proposed amendments provide for:

  •
  an increase in the total number of shares authorized for awards under the Plan from 1,532,360 to 2,382,360,

  •
  an increase in the number of shares authorized for performance awards, restricted stock awards, restricted stock units, dividend equivalents and other stock awards (as defined in the Plan) from 1,500,000 to 2,350,000,

  •
  clarification that the restriction on repricing stock options or stock appreciation rights without stockholder approval applies to any exchange of stock options or stock appreciation rights for cash or other awards, and

  •
  related conforming and minor technical changes to the Plan.

        The proposed amendments do not change the compensation and governance best practices already included in the Plan, such as providing for limitations on certain types of awards, no repricings of stock options or stock appreciation rights, no discounted stock options or stock appreciation rights, no reload options, no loans, a prohibition on share replenishment under the Plan, and significant limitations on the transferability of awards.

Approval of the Amended and Restated Plan for Purposes of Section 162(m) of the Internal Revenue Code

        The Plan has been structured in such a manner that equity awards granted under the Plan will satisfy the requirements of "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by the stockholders. For purposes of Section 162(m), the material terms include the employees eligible to receive compensation, a description of the performance criteria on which performance goals may be based, and the maximum amount of compensation that can be paid to an employee under performance-based awards. Each of these items is discussed below, and the full text of the amended and restated Plan is attached as Appendix B to this proxy statement. Stockholder approval of the amended and restated Plan also will constitute re-approval of the material terms of the Plan for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code.

Background on Equity Compensation at ATK and Three-Year Average Burn Rate

        In 2006, the Company redesigned its long-term incentive compensation program to shift away from stock options to performance shares because performance shares are more economically favorable to the Company and they create incentives directly tied to specific objective Company goals to be achieved during a specific time period. The Committee and management continue to believe that performance awards are critical to our ongoing effort to build stockholder value, as discussed in the "Compensation Discussion and Analysis" in this proxy statement.

        In consideration of the views of our stockholders and their advisors regarding the cost to stockholders of equity awards, ATK closely monitors its three-year average stock usage rate (referred to as the "burn rate"). The "burn rate" is calculated as the total number of shares of common stock covered by awards granted or paid by ATK during the fiscal year divided by the basic weighted-average common shares outstanding as set forth in ATK's balance sheet at fiscal year end. For purposes of the calculation, awards include grants of stock options, stock appreciation rights and restricted stock, actual performance shares earned and deferred shares earned, and any other equity awards that deplete the share reserve. ATK's three-year average burn rate as of March 31, 2009, the most recently completed fiscal year, was 2.7%. In the alternative, if the burn rate is calculated using performance shares granted, rather than performance shares earned, ATK's three-year average burn rate as of March 31, 2009 would be 1.62%. In calculating both burn rates, no reduction was made for cancellations or forfeitures with respect to awards granted.

Summary of the Amended and Restated Plan

        The material terms of the amended and restated Plan are summarized below, and the full text of the amended and restated Plan is attached as Appendix B to this proxy statement. The amended and restated Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation for certain awards under the Plan. The amended and restated Plan would become effective upon stockholder approval of the Plan at the Annual Meeting. If the amended and restated Plan is not approved by stockholders, the existing Plan would remain in effect, but ATK would be limited in its ability to grant performance shares in the future as a key component of its long-term incentive compensation program.

Purpose of the Plan

        Our Board of Directors believes that ATK's success depends in large measure on our ability to recruit and retain highly qualified employees, officers and non-employee directors who are capable of assuring the future success of the Company. We expect that awards of stock-based compensation and opportunities for stock ownership in ATK provide incentives to our employees, officers and non-employee directors to exert their best efforts for the success of our business and thereby align their interests with those of our stockholders.

Shares Available for Awards

        If the amended and restated Plan is approved by stockholders, the aggregate number of shares of ATK common stock that may be issued under all stock-based awards granted under the Plan would be 2,382,360. Certain awards would be subject to limitations as follows:

  •
  No more than 2,350,000 shares would be available for performance awards, restricted stock awards, restricted stock units, dividend equivalents and stock awards, and only 50,000 of these shares may be used for stock awards.

  •
  No person may be granted performance awards in excess of 150,000 shares in the aggregate in any calendar year.

  •
  No person may be granted stock options, stock appreciation rights or any other award, the value of which is based solely on an increase in the value of ATK common stock after the date of grant of the award, of more than 100,000 shares in the aggregate in any calendar year.

  •
  Non-employee directors as a group may not be granted awards in the aggregate for more than 5% of the shares available under the Plan.

  •
  The maximum number of shares available for granting incentive stock options is 100,000 shares.

        In the event of an equity restructuring of the Company that causes the per-share fair value of the Company's stock to change (e.g., a stock dividend, stock split, spinoff, etc.), the Committee is required to make corresponding equitable adjustments to the share limits described above, the number and type of shares subject to outstanding awards, and the purchase or exercise price of outstanding awards. In the case of any other corporate transaction or event that occurs, the Committee may make similar adjustments in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plan.

        Shares that are subject to awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. The Company may not add back shares to the number of shares authorized under the Plan if the Company reacquires shares as a result of the tender or withholding of shares in payment of the purchase or exercise price or the tax withholding amount relating to an award. In addition, if stock appreciation rights are settled in shares upon exercise, the total number of shares subject to the award rather than the number of shares actually issued upon exercise will be counted against the number of shares authorized under the Plan.

Eligibility

        Employees, officers and non-employee directors of ATK or its affiliates are eligible to receive awards under the Plan. As of May 31, 2009, approximately 18,000 employees and officers are eligible as a class to be selected by the Committee to receive awards under the Plan. However, the Committee has not made and does not intend to make awards under the Plan to a broad base of employees. As of May 31, 2009, the Company has nine non-employee directors.

Administration

        The Personnel and Compensation Committee of the Board of Directors administers the Plan. The Committee selects the persons who shall receive awards, determines the number of shares subject to the award, and establishes the terms and conditions of the awards, consistent with the terms of the Plan. Subject to the provisions of the Plan, the Committee may specify the circumstances under which the exercisability or vesting of awards may be accelerated or whether awards or amounts payable under awards may be deferred. The Committee has determined, under the terms of the award agreements for the executive officers and certain other key employees, that no acceleration of vesting of equity awards will occur in connection with a change in control of the Company unless the participant has a "qualifying termination" of employment. See the discussion of the change in control provisions in this proxy statement under the heading "Executive Compensation—Potential Payments Upon Termination or Change in Control." The Committee may waive or amend the terms of an award, consistent with the terms of the Plan, but the Committee may not reprice a stock option or stock appreciation right, whether through amendment, cancellation and replacement grant, or exchange for cash or any other awards. The Committee has the authority to interpret the Plan and establish rules for the administration of the Plan.

        The Committee may delegate its powers and duties under the Plan to one or more directors, including a director who is also an officer of ATK, except that the Committee may not delegate its power to grant awards to executive officers or directors who are subject to Section 16 of the Securities Exchange Act of 1934 or in a way that would violate Section 162(m) of the Internal Revenue Code. The Board of Directors also may exercise the powers of the Committee at any time, so long as its actions would comply with Section 162(m) of the Internal Revenue Code.

Types and Terms of Awards

        The Plan permits the granting of:

  •
  stock options (including both incentive and non-qualified stock options),

  •
  stock appreciation rights ("SARs"),

  •
  restricted stock and restricted stock units,

  •
  dividend equivalents,

  •
  performance awards (which may be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code),

  •
  stock awards (which are awards of stock without any restrictions attached to them and may only be granted to pay annual bonuses in lieu of cash bonuses), and

  •
  other stock-based awards.

        The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based award may not be less than 100% of the fair market value of ATK common stock on the date of grant, unless the award is granted in substitution for an award previously granted by an entity that is acquired by or merged with ATK or a subsidiary of ATK. Unless otherwise determined by the Committee, the fair market value of shares on a given date will be the closing sale price of ATK common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on that date.

        The term of awards will be no more than 10 years.

        Awards may be granted to participants for no cash consideration or for cash or other consideration required by the Committee or applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of ATK common stock, cash, other securities or property, or any combination thereof, as the Committee determines.

        The Plan provides that an award will be evidenced by a written agreement or other document containing the terms and conditions of the award.

        Stock Options.    The holder of an option is entitled to purchase a number of shares of ATK common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in securities or other property having a fair market value on the exercise date equal to the exercise price.

        Stock Appreciation Rights.    The holder of an SAR will be entitled to receive the excess of the fair market value of one share of ATK common stock on the date of exercise over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

        Restricted Stock and Restricted Stock Units.    The holder of restricted stock owns shares of ATK common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a time period specified by the Committee. The holder of restricted stock units has the right, subject to any restrictions imposed by the Committee, to receive shares of ATK common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The minimum vesting period for these awards is one year from the date of grant, but the Committee may permit accelerated vesting in the case of a participant's death, disability or retirement or a change in control of ATK. See the discussion in this proxy statement under the heading "Executive Compensation—Potential Payments Upon Termination or Change in Control." If the participant's employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company's best interest to waive in whole or in part any or all of the remaining restrictions.

        Dividend Equivalents.    The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of ATK common stock, other securities or other property) equivalent to the amount of any cash dividends paid by ATK to stockholders with respect to a number of shares determined by the Committee. Dividend equivalents would be subject to other terms and conditions determined by the Committee. ATK currently does not pay cash dividends.

        Performance Awards and Performance Goals.    The Committee may grant awards payable in shares of ATK common stock or cash conditioned on the achievement of performance goals established by the Committee. These performance awards are intended to be deductible by ATK under Section 162(m) of the Internal Revenue Code. Accordingly, in the case of the chief executive officer and certain other highly-compensated executive officers, the performance awards are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code so that they are considered "performance-based compensation." In order to qualify as "performance-based compensation" under Section 162(m), the performance awards for these executive officers will be conditioned solely on the achievement of one or more objective performance goals established by the Committee.

        In the case of executive officers, the Committee determines the length of the performance period, establishes the performance goals for the performance period, and determines the amounts of the performance awards and any other terms and conditions of the awards no later than 90 days after the beginning of each performance period. Performance goals will be based on one or more of the following criteria: sales or revenues (including, without limitation, sales or revenue growth); gross profit; income before interest and taxes; income before interest, taxes, depreciation and amortization; net income; net income from operations; earnings per share; return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); productivity ratios; expense or cost reduction measures; margins; operating efficiency; market share; customer satisfaction; working capital targets; budget comparisons; implementation or completion of specified projects or processes; the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); share price (including, without limitation, growth in share price and total stockholder return); profitability of an identifiable business unit or product; economic profit or economic value added; or cash value added. In addition, in establishing the goals, the Committee may specify that the achievement of the performance goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; and gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt.

        The performance goals may relate to ATK, one or more of its subsidiaries or one or more of its divisions or units, or any combination of these, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination of these, as determined by the Committee. The Committee is required to certify that the applicable performance goals have been met for the executive officers prior to payment of any performance awards to them.

        Stock Awards.    The Committee may grant unrestricted shares of ATK common stock to officers or employees, but only for the purpose of paying annual incentive compensation earned that otherwise would have been paid in cash by ATK. The stock awards will be subject to any terms and conditions determined by the Committee.

        Other Stock-Based Awards.    The Committee is authorized to grant other types of awards that are denominated or payable in or otherwise related to ATK common stock, subject to terms and conditions determined by the Committee.

Tax Withholding

        The Committee, in its discretion and upon terms and conditions it may adopt, may require the Company to withhold shares of ATK common stock, or permit participants receiving or exercising awards to surrender shares of ATK common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant), to satisfy the minimum statutory withholding taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an award.

Transferability of Awards

        Awards may be transferred only by will or by the laws of descent and distribution or by transfer back to the Company, including a transfer of an award (other than stock options) in connection with a deferral election under a Company deferred compensation plan. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted or, if permissible under applicable law, the participant's guardian or legal representative.

Term, Termination and Amendment

        The Plan terminates at midnight on August 1, 2015, unless terminated before then by the Board of Directors. Awards may not be granted after the termination of the Plan, but the Plan will remain in effect as long as Awards are outstanding under the Plan. The Board of Directors may amend or terminate the Plan at any time, except that prior stockholder approval will be required for any amendment to the Plan that:

  •
  requires stockholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to ATK;

  •
  increases the number of shares authorized under the Plan (except in the case of a stock split or other recapitalization);

  •
  increases the number of shares subject to the award limitations described above under "Shares Available for Awards" (except in the case of a stock split or other recapitalization);

  •
  permits repricing of outstanding stock options or SARs, whether through amendment, cancellation and replacement grant, or exchange for cash or any other awards (except in the case of a stock split or other recapitalization);

  •
  permits the award of stock options or SARs with an exercise price less than 100% of the fair market value of a share of ATK common stock contrary to the provisions of the Plan; or

  •
  would cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the Plan.

        Subject to the provisions of the Plan, the Committee may not amend any outstanding award without the participant's consent if the action would adversely affect the participant's rights.

Federal Income Tax Consequences

        Grant of Options and SARs.    The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

        Exercise of Options and SARs.    Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of ATK common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of ATK common stock received are taxable to the recipient as ordinary income and generally deductible by the Company.

        Disposition of Shares Acquired Upon Exercise of Options and SARs.    The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

        Awards Other than Options and SARs.    As to other awards granted under the Plan that are payable either in cash or shares of ATK common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of the (i) fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

        As to an award that is payable in shares of ATK common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award pursuant to the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

        Income Tax Deduction.    Subject to the usual rules concerning reasonable compensation, including the Company's obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan.

Plan Benefits

        The table below shows the aggregate number of shares allocated or awarded under the Plan during the fiscal year ended March 31, 2009 to each executive officer named in the Summary Compensation Table in this proxy statement and each group specified below. Amounts shown for performance awards reflect the maximum number of shares reserved for payment of performance awards, but the actual number of shares that ultimately may be received by officers and employees depends on the achievement by ATK of specified performance goals and other terms established by the Committee. Additional information regarding grants of equity awards is contained in the "Grants of Plan-Based Awards" table and the footnotes to the "Director Compensation" table in this proxy statement. The amounts and types of awards that will be granted in the future under the Plan are not determinable because the Committee in its discretion will make such determinations.

	Number of Shares Subject to Awards
Name or Group	Performance Awards	Restricted Stock or Deferred Stock Units	Stock Options
Daniel J. Murphy	50,275	0	0
John L. Shroyer	11,612	0	0
John J. Cronin	8,042	0	0
Mark W. DeYoung	8,042	0	0
Blake E. Larson	8,042	3,000	5,000
Ronald D. Dittemore	0	0	0
Carl A. Marchetto	0	0	0
All Current Executive Officers as a Group	109,078	3,000	5,000
Non-Employee Directors as a Group	0	7,542	0
All Employees Who Are Not Executive Officers, as a Group	6,053	67,526	0

        The closing price of a share of ATK common stock on the New York Stock Exchange as reported in the consolidated reporting system on May 29, 2009 was $86.29.

Equity Compensation Plan Information

        The following table gives information about ATK common stock that may be issued upon the exercise of options, warrants and rights under each of ATK's existing equity compensation plans as of March 31, 2009.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
1990 Equity Incentive Plan (1)			—
Stock Options	838,620	$60.49
Deferred Compensation (2)	86,849
Non-Employee Director Restricted Stock Plan (1)			—
Deferred Compensation (2)	12,956
2005 Stock Incentive Plan (3)			283,557
Stock Options	38,750	80.03
Performance Awards (4)	634,058
Deferred Compensation (2)	60,618
Equity compensation plans not approved by security holders:
2000 Stock Incentive Plan (1)			—
Stock Options	160,534	44.18

Total	1,832,385	$58.70	283,557

(1)
No additional awards may be granted under this plan.

(2)
Shares reserved for payment of deferred stock units in accordance with the terms of the plan.

(3)
Under the 2005 Stock Incentive Plan, no more than 1,500,000 shares are available for performance awards, restricted stock awards, restricted stock units, dividend equivalents, and stock awards, and of that number only 50,000 shares may be issued as stock awards. No more than 76,618 shares in the aggregate may be granted pursuant to awards to non-employee directors of ATK.

(4)
Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the performance shares based on achievement of the highest level of performance. The actual number of shares to be issued depends on the performance levels achieved for the respective performance periods.

        The 2000 Stock Incentive Plan (the "2000 Plan") is administered by the Personnel and Compensation Committee (the "P&C Committee") of ATK's Board of Directors. ATK stopped granting options and all other awards under the 2000 Plan in January 2004 and is only continuing the plan for the exercise, payment or forfeiture of awards granted in or before January 2004. Under the 2000 Plan, all employees (other than officers and directors), consultants, and independent contractors providing services to ATK or its affiliates were eligible to receive awards. The P&C Committee designated the participants who received awards, determined the types and amounts of awards granted, and determined the terms and conditions of awards granted, subject to the provisions of the 2000 Plan. Awards granted under the 2000 Plan consisted of stock options, restricted stock, and performance awards. Options granted under the 2000 Plan have an exercise price equal to the fair market value of ATK's common stock on the date of grant. Options granted under the 2000 Plan prior to January 2004 vested in three equal annual installments and have a term of 10 years. Options granted in January 2004 vested after three years and have a term of seven years. Options may vest immediately in the event of a change in control of ATK (or, for ATK's executive officers, in the event of a qualifying termination of employment following a change in control) or in the event of a participant's death, disability or retirement. If an option holder's employment terminates, the option remains exercisable for a fixed period of time, as determined by the P&C Committee, up to the remainder of the option's term. Payment of the exercise price of an option may be made in cash or in shares of ATK common stock previously acquired by the option holder.

        Our Board of Directors recommends a vote FOR approval of the Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated. Proxies will be voted FOR the proposal unless otherwise specified.

FUTURE STOCKHOLDER PROPOSALS

Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals

        If you would like to submit a proposal for us to include in the proxy statement for our 2010 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. You must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) by February 20, 2010. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.

Stockholder Director Nominations

        If you would like to recommend a person for consideration as a nominee for election as a director at our 2010 annual meeting, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no earlier than March 21, 2010, and no later than April 20, 2010. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Meetings of the Board and Board Committees—Nominating and Governance Committee."

Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals

        If you would like to present a proposal at our 2010 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than March 21, 2010, and no later than April 20, 2010. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2010 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.

General Information

        If the presiding officer at the 2010 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

        The above information is only a summary of some of the requirements of the advance notice provisions of our Bylaws. If you would like to receive a copy of the provisions of our Bylaws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board of Directors,

Keith D. Ross Secretary

June 19, 2009

Appendix A
General Industry Compensation Benchmark Group

A&P	Ceridian	Gilead Sciences	McClatchy	Springs Global US
A.O. Smith	CF Industries	Global Crossing	McGraw-Hill	Stanford University
AARP	Chemtura	Goodrich	MDC Holdings	Staples
Accenture	Chevron Phillips Chemical	Greif	MeadWestvaco	Starbucks
ADC Telecommunications	Chiquita Brands	GTECH	MedImmune	Starwood Hotels & Resorts
Advanced Micro Devices	Choicepoint	H.B. Fuller	Medtronic	Steelcase
Aeropostale	CHS	H.J. Heinz	Memorial Sloan-Kettering Cancer Center	Stryker
Agilent Technologies	Cincinnati Bell	Hanesbrands	Meredith	Sun Microsystems
Air Products and Chemicals	Clear Channel Communications	Harley-Davidson	MetroPCS Communications	Symantec
Albemarle	Clorox	Harman International Industries	Millipore	TAP Pharmaceuticals
Alcatel-Lucent	COACH	Harris	Modine Manufacturing	Tektronix
Alcon Laboratories	Coca-Cola Enterprises	Harsco	Molson Coors Brewing	TeleTech Holdings
Alexander & Baldwin	Coldwater Creek	Hasbro	Monaco Coach	Temple-Inland
Allergan	Colgate-Palmolive	Hayes Lemmerz	Monsanto	Terex
Amazon.com	Columbia Sportswear	Henry Schein	Mosaic	Terra Industries
American Axle & Manufacturing	Comfort Systems USA	Hercules	MSC Industrial Direct	Tesoro
American Greetings	ConAgra Foods	Herman Miller	Murphy Oil	Texas Instruments
AMETEK	Constellation Brands	Hershey	Nalco	Texas Petrochemicals
Amgen	Convergys	Hexcel	National Semiconductor	Textron
Anheuser-Busch	Cooper Tire & Rubber	Hilton Hotels	Navistar International	Thomas & Betts
Ann Taylor Stores	Corning	HNI	NCR	Thomson Reuters
Apple Computer	Covance	Hormel Foods	New York Times	Tiffany
Applera	Crown Holdings	Hospira	NIKE	Timken
Applied Materials	CSX	Host Hotels & Resorts	Norfolk Southern	Toro
ARAMARK	Curtiss-Wright	Hovnanian Enterprises	Nortel Networks	Tower Automotive
Arby's Restaurant Group	Cytec	Huntsman	Northwest Airlines	Trane
Armstrong World Industries	Dade Behring	IAC/InterActive	NOVA Chemicals	Tribune
ArvinMeritor	Daiichi Sankyo	Idearc Media	Occidental Petroleum	Trinity Industries
Ashland	Dana	IDEX	Oracle	TRW Automotive
Automatic Data Processing	Darden Restaurants	IKON Office Solutions	Owens Corning	Tupperware
Avaya	Dean Foods	IMS Health	Owens-Illinois	Union Pacific
Avery Dennison	Deluxe	Ingersoll-Rand	Parker Hannifin	Unisys
Avis Budget Group	Dentsply	International Flavors & Fragrances	PepsiAmericas	United Airlines
Avon	Dick's Sporting Goods	International Game Technology	PerkinElmer	United Rentals
Ball	DIRECTV	Invitrogen	Phillips-Van Heusen	United States Cellular
Barr Pharmaceuticals	Discovery Communications	Iron Mountain	Pitney Bowes	United States Steel
Battelle Memorial Institute	Dollar Thrifty Automotive Group	ITT—Corporate	Plexus	Univision Communications
Baxter International	Donaldson	J. Crew	Plum Creek Timber	USG
BD	Dow Corning	J.C. Penney Company	Polo Ralph Lauren	Valassis Communications
Beckman Coulter	Dow Jones	J.M. Smucker	Polymer Group	Valmont Industries
Belo	Dresser-Rand	Jack in the Box	PolyOne	VF
Big Lots	E.W. Scripps	Jacobs Engineering	PPG Industries	Viacom
Biogen Idec	Eastman Chemical	Jarden	Praxair	Visteon
Black & Decker	Eastman Kodak	John Wiley & Sons	Pulte Homes	Vulcan Materials
Blockbuster	Eaton	Kansas City Southern	QUALCOMM	W.R. Grace
Bob Evans Farms	eBay	Kellogg	Qwest Communications	W.W. Grainger
Boston Scientific	Ecolab	Kelly Services	Reader's Digest	Wabash National
Brady	Eli Lilly	Kennametal	Reed Elsevier	Warnaco
Brink's	Embarq	Kimberly-Clark	Respironics	Washington Post
Bristol-Myers Squibb	EMC	King Pharmaceuticals	Revlon	Watson Pharmaceuticals
Brown Shoe	EMCOR Group	KLA-Tencor	Reynolds American	Wendy's International
Brown-Forman	Equifax	Kohl's	Robert Half International	Western Union
Building Materials Holding	Exterran	L-3 Communications	Rockwell Automation	Whirlpool
Burger King	Federal-Mogul	La-Z-Boy	Rockwell Collins	Whole Foods Market
Burlington Northern Santa Fe	Fleetwood Enterprises	Lear	Rohm and Haas	Williams-Sonoma
CA	Flowserve	Leggett and Platt	Ryder System	Winn-Dixie Stores
Cablevision Systems	Fluor	Lenovo	SAIC	Wm. Wrigley Jr.
Cabot	Foot Locker	Level 3 Communications	Sara Lee	WPP
Callaway Golf	Forest Laboratories	Lexmark International	Schering-Plough	Wyndham Worldwide
Cameron International	Fortune Brands	Limited	Schlumberger	Xerox
Campbell Soup	Foster Wheeler	Longs Drug Stores	Scholastic	Yahoo!
Carlisle	Freeport-McMoRan Copper & Gold	Louisiana-Pacific	Scotts Miracle-Gro	Yum! Brands
Carpenter Technology	Gannett	MacDonald Dettwiler	Seagate Technology	Zale
CB Richard Ellis Group	Gap	Magellan Midstream Partners	Sherwin-Williams
CBS	Gartner	Manitowoc	SIRVA
Celestica	GATX	Marriott International	Smurfit-Stone Container
CEMEX	Genentech	Martin Marietta Materials	Solutia
Century Aluminum	General Mills	Masco	Sonoco Products
Cephalon	Genzyme	Mattel	Spectra Energy

A-1

APPENDIX B

ALLIANT TECHSYSTEMS INC.
2005 STOCK INCENTIVE PLAN
(As Amended and Restated Effective August 4, 2009)

        Section 1.    Purpose of the Plan; Effect on Prior Plans.

          (a)    Purpose of the Plan.    The purpose of the Plan is to aid the Company in recruiting and retaining employees, officers and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan. The Company expects that Awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company's business and thereby align the interests of Plan participants with those of the Company's stockholders.

          (b)    Effect on Prior Plans.    From and after the date of stockholder approval of the Plan, no awards shall be granted under the Company's Amended and Restated 1990 Equity Incentive Plan, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms. From and after the date of stockholder approval of the Plan, the remaining shares authorized under the Company's Management Compensation Plan shall not be awarded or issued. The Company's Amended and Restated Non-Employee Director Restricted Stock Plan shall remain in effect, but no restricted stock awards may be made under that plan after August 6, 2006.

        Section 2.    Definitions.

                The following capitalized terms used in the Plan have the meanings set forth in this Section:

          (a)   "Affiliate" means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

          (b)   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.

          (c)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (f)    "Committee" means the Personnel and Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

          (g)   "Company" means Alliant Techsystems Inc., a Delaware corporation.

          (h)   "Director" means a member of the Board.

          (i)    "Dividend Equivalent" means any right granted under Section 6(d) of the Plan.

          (j)    "Eligible Person" means any employee, officer or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.

          (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

          (m)  "Incentive Stock Option" means an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

          (n)   "Non-Qualified Stock Option" means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (o)   "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

          (p)   "Other Stock-Based Award" means any right granted under Section 6(g) of the Plan.

          (q)   "Participant" means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.

          (r)   "Performance Award" means any right granted under Section 6(e) of the Plan.

          (s)   "Performance Goal" means an objective and measurable performance goal or goals providing for a targeted level or levels of achievement using one or more of the following measures: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) earnings per Share; (viii) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (ix) productivity ratios; (x) expense or cost reduction measures; (xi) margins; (xii) operating efficiency; (xiii) market share; (xiv) orders; (xv) customer satisfaction; (xvi) working capital targets; (xvii) budget comparisons; (xviii) implementation or completion of specified projects or processes; (xix) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xx) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxi) Share price (including, without limitation, growth in Share price and total stockholder return); (xxii) profitability of an identifiable business unit or product; (xxiii) economic profit or economic value added; or (xxiv) cash value added. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. On or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements;

  changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; and gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt.

          (t)    "Person" means any individual, corporation, partnership, association or trust.

          (u)   "Plan" means this Alliant Techsystems Inc. 2005 Stock Incentive Plan, as amended from time to time.

          (v)   "Restricted Stock" means any Share granted under Section 6(c) of the Plan.

          (w)  "Restricted Stock Unit" means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

          (x)   "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

          (y)   "Section 162(m)" means Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

          (z)   "Shares" means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

          (aa) "Stock Appreciation Right" means any right granted under Section 6(b) of the Plan.

          (bb) "Stock Award" means any Share granted under Section 6(f) of the Plan.

        Section 3.    Administration.

          (a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other Awards, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

          (b)    Delegation.    The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

          (c)    Power and Authority of the Board of Directors.    Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

        Section 4.    Shares Available for Awards.

          (a)    Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 2,382,360. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares. Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan. In addition, if Stock Appreciation rights are settled in Shares upon exercise, the aggregate number of Shares subject to the Award rather than the number of Shares actually issued upon exercise shall be counted against the number of Shares authorized under the Plan.

          (b)    Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

          (c)    Adjustments.    In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the Shares underlying an Option or similar Award to change (e.g., stock dividend, stock split, spinoff, etc.), has occurred, the Committee shall make an equitable adjustment to (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

          In the event that the Committee shall determine that an event other than an equity restructuring, as defined above, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

          (d)    Award Limitations Under the Plan.

            (i)    Section 162(m) Limitation for Certain Types of Awards.    No Participant may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically applies to any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

            (ii)   Section 162(m) Limitation for Performance Awards.    No Participant may be granted Performance Awards in excess of 150,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

            (iii)  Plan Limitation on Restricted Stock, Restricted Stock Units, Dividend Equivalents, Performance Awards and Stock Awards.    No more than 2,350,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) shall be available under the Plan for issuance pursuant to grants of Restricted Stock, Restricted Stock Units, Dividend Equivalents, Performance Awards and Stock Awards; provided, however, that Shares subject to such Awards that terminate, lapse or are cancelled or forfeited shall again be available for grants of Restricted Stock, Restricted Stock Units, Dividend Equivalents, Performance Awards and Stock Awards for purposes of this limitation on grants of such Awards. Of the 2,350,000 Shares authorized under this Section 4(d)(iii), only 50,000 Shares may be used for Stock Awards in accordance with Section 6(f) of the Plan.

            (iv)  Limitation on Awards Granted to Non-Employee Directors.    Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 5% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan.

            (v)   Limitation on Incentive Stock Options.    The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 100,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

        Section 5.    Eligibility.

        Any Eligible Person may be designated to be a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

        Section 6.    Awards.

          (a)    Options.    The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i)    Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

            (ii)   Option Term.    The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

            (iii)  Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (b)    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

          (c)    Restricted Stock and Restricted Stock Units.    The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i)    Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

            (ii)   Issuance and Delivery of Shares.    Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

            (iii)  Forfeiture.    Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

          (d)    Dividend Equivalents.    The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

          (e)    Performance Awards.    The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash. Performance Awards granted to Participants who may be "covered employees" under Section 162(m) of the Code are intended to be "qualified performance-based compensation" within the meaning of Section 162(m). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).

          (f)    Stock Awards.    The Committee may grant Shares without restrictions thereon, but only for the purpose of paying annual incentive compensation earned by an Eligible Person that otherwise would have been paid in cash by the Company. Subject to the terms of the Plan, Stock Awards may have such terms and conditions as the Committee shall determine.

          (g)    Other Stock-Based Awards.    The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(g), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted.

          (h)    General.

            (i)    Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

            (ii)   Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (iii)  Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

            (iv)  Term of Awards.    The term of each Award shall be for a period not longer than 10 years from the date of grant.

            (v)   Limits on Transfer of Awards.    No Award and no right under any such Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution or (2) by transfer of an Award back to the Company, including a transfer of an Award (but not any Stock Options) to the Company in connection with a deferral election under a Company deferred compensation plan. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (vi)  Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

        Section 7.    Amendment and Termination; Corrections.

          (a)    Amendments to the Plan.    The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

            (i)    requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

            (ii)   increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

            (iii)  increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

            (iv)  permits repricing, cancellation and replacement, or exchange of Options or Stock Appreciation Rights which are prohibited by Section 3(a)(v) of the Plan;

            (v)   permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan; or

            (vi)  would cause Section 162(m) of the Code to become unavailable with respect to the Plan.

          (b)    Amendments to Awards.    Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

          (c)    Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

        Section 8.    Tax Withholding.

        The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award. The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Company's minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant. The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by (a) having the Company withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

        Section 9.    General Provisions.

          (a)    No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b)    Award Agreements.    No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

          (c)    No Rights of Stockholders.    Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

          (d)    No Limit on Other Compensation Plans or Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.

          (e)    No Right to Employment or Directorship.    The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (f)    Governing Law.    The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

          (g)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

          (h)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (i)    Securities Matters.    The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

          (j)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (k)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        Section 10.    Effective Date of the Plan.

        The Plan became effective on August 2, 2005 upon approval by the stockholders of the Company at the annual meeting of stockholders. The Plan was amended and restated as of July 31, 2007 upon approval by the stockholders of the Company at the annual meeting of stockholders. The Plan, as further amended and restated, shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on August 4, 2009 and this amended and restated Plan shall be effective as of the date of such stockholder approval. Any amendments to the Plan that require stockholder approval pursuant to Section 7(a) of the Plan shall be effective as of the date of stockholder approval of such amendments.

        Section 11.    Term of the Plan.

        The Plan shall terminate at midnight on August 1, 2015, unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board's adoption of the Plan. The Plan shall remain in effect as long as any Awards are outstanding.

M15691-P80837 Meeting Information Meeting Type: Annual For holders as of: 6/8/09 Date: 8/4/2009 Time: 9:00 a.m. Central Time Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. ALLIANT TECHSYSTEMS INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Corporate Headquarters 7480 Flying Cloud Dr. Eden Prairie (suburban Minneapolis), MN 55344 ALLIANT TECHSYSTEMS INC. 7480 FLYING CLOUD DRIVE MINNEAPOLIS, MN 55344

M15692-P80837 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT TO STOCKHOLDERS Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available (located on the following page) and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 7/20/09. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items

1. Election of Directors

Nominees:

01) Frances D. Cook	05) Roman Martinez IV
02) Martin C. Faga	06) Daniel J. Murphy
03) Ronald R. Fogleman	07) Mark H. Ronald
04) Douglas L. Maine	08) William G. Van Dyke

2. Appointment of Independent Registered Public Accounting Firm

M15693-P80837

Voting Items 2. Appointment of Independent Registered Public Accounting Firm 3. Approval of Amended and Restated 2005 Stock Incentive Plan 01) Frances D. Cook 02) Martin C. Faga 03) Ronald R. Fogleman 04) Douglas L. Maine The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 05) Roman Martinez IV 06) Daniel J. Murphy 07) Mark H. Ronald 08) William G. Van Dyke 1. Election of Directors Nominees: M15693-P80837

M15695-P80837

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date ALLIANT TECHSYSTEMS INC. M15687-P80837 ALLIANT TECHSYSTEMS INC. 7480 FLYING CLOUD DRIVE MINNEAPOLIS, MN 55344 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. Appointment of Independent Registered Public Accounting Firm 3. Approval of Amended and Restated 2005 Stock Incentive Plan If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside of the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 Vote on Directors 01) Frances D. Cook 02) Martin C. Faga 03) Ronald R. Fogleman 04) Douglas L. Maine The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 05) Roman Martinez IV 06) Daniel J. Murphy 07) Mark H. Ronald 08) William G. Van Dyke 1. Election of Directors Nominees: Vote on Proposals YOUR VOTE IS IMPORTANT Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Alliant Techsystems Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NOTE: Please sign as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please give your title.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) ALLIANT TECHSYSTEMS INC. Annual Meeting Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 952-351-3071, by emailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Corporate Headquarters 7480 Flying Cloud Drive and Annual Meeting Site: Minneapolis, MN 55344-3720 (telephone: 952-351-3000; web site: www.atk.com) Stockholder Inquiries: Send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, BNY Mellon Shareowner Services. 480 Washington Boulevard, Jersey City, NJ 07310-1900 (telephone toll free: 1-800-851-9677; web site: www.bnymellon.com/shareowner/isd) Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Jeffrey J. Huebschen, Director, Investor Relations, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720 (telephone: 952-351-3059; e-mail: jeff.huebschen@atk.com) ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Daniel J. Murphy, John L. Shroyer and Keith D. Ross as proxies, each with power to act alone and to appoint a substitute, and authorizes each of them to represent and vote as specified on the other side of this proxy, all shares of common stock of Alliant Techsystems Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, August 4, 2009, at the headquarters of the Company at 7480 Flying Cloud Drive, Eden Prairie (suburban Minneapolis), Minnesota, and all adjournments thereof. The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1, 2 and 3. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement of the Company. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card. (Continued and to be signed and dated on the other side, which also includes instructions on how to vote by Internet or telephone) M15688-P80837 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. Admission Policy:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date ALLIANT TECHSYSTEMS INC. M15689-P80837 ALLIANT TECHSYSTEMS INC. 7480 FLYING CLOUD DRIVE MINNEAPOLIS, MN 55344 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 YOUR VOTE IS IMPORTANT Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time two days before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time two days before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Alliant Techsystems Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 2. Appointment of Independent Registered Public Accounting Firm 3. Approval of Amended and Restated 2005 Stock Incentive Plan If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside of the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. For address changes and/or comments, please check this box and write them on the back where indicated. Vote on Directors 01) Frances D. Cook 02) Martin C. Faga 03) Ronald R. Fogleman 04) Douglas L. Maine The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 05) Roman Martinez IV 06) Daniel J. Murphy 07) Mark H. Ronald 08) William G. Van Dyke 1. Election of Directors Nominees: Vote on Proposals NOTE: Please sign as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please give your title.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Alliant Techsystems Inc. 401(k) Plan, to vote all shares of common stock held in the plan, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, August 4, 2009, at the headquarters of the Company at 7480 Flying Cloud Drive, Eden Prairie (suburban Minneapolis), Minnesota, and all adjournments thereof. These instructions will be followed as directed on the other side. If no choice is specified, the trustee will vote FOR Proposals 1, 2 and 3. Shares held in the plan for which no voting instructions are received by the trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the plan. The undersigned hereby acknowledges receipt of the Proxy Statement of the Company. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card. (Continued and to be signed and dated on the other side, which also includes instructions on how to vote by Internet or telephone) M15690-P80837 ALLIANT TECHSYSTEMS INC. Annual Meeting Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 952-351-3071, by emailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Corporate Headquarters 7480 Flying Cloud Drive and Annual Meeting Site: Minneapolis, MN 55344-3720 (telephone: 952-351-3000; web site: www.atk.com) Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Jeffrey J. Huebschen, Director, Investor Relations, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720 (telephone: 952-351-3059; e-mail: jeff.huebschen@atk.com) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. Admission Policy: